Exhibit 10.26

EXECUTION COPY

WILLIS ENGINE FUNDING LLC*

Issuer

and

THE BANK OF NEW YORK

Indenture Trustee

SERIES 2002-1 SUPPLEMENT

Dated as of September 12, 2002

to

INDENTURE

Dated as of September 12, 2002

SERIES 2002-1 NOTES

*              Portions of the material in this Exhibit have been redacted pursuant to a request for confidential treatment, and the redacted material has been filed separately with the Securities and Exchange Commission (the “Commission”).  An asterisk has been placed in the precise places in this Agreement where we have redacted information, and the asterisk is keyed to a legend which states that the material has been omitted pursuant to a request for confidential treatment.

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ARTICLE VI	REPRESENTATIONS AND WARRANTIES

Section 6.1	Existence
Section 6.2	Authorization
Section 6.3	No Conflict; Legal Compliance
Section 6.4	Validity and Binding Effect
Section 6.5	Financial Statements
Section 6.6	Executive Offices
Section 6.7	No Agreements or Contracts
Section 6.8	Consents and Approvals
Section 6.9	Margin Regulations
Section 6.10	Taxes
Section 6.11	Other Regulations
Section 6.12	Solvency and Separateness
Section 6.13	No Proceedings
Section 6.14	Recourse Against Certain Parties
Section 6.15	Survival of Representations and Warranties
Section 6.16	No Event of Default or Early Amortization Event
Section 6.17	Litigation and Contingent Liabilities
Section 6.18	Title; Liens
Section 6.19	Subsidiaries
Section 6.20	No Partnership
Section 6.21	Pension and Welfare Plans
Section 6.22	Ownership of Issuer
Section 6.23	Security Interest
Section 6.24	Eligible Lease Agreements; Eligible Engines

ARTICLE VII	EARLY AMORTIZATION EVENT

Section 7.1	Early Amortization Event

ARTICLE VIII	MISCELLANEOUS PROVISIONS

Section 8.1	Ratification of Indenture
Section 8.2	Counterparts
Section 8.3	Governing Law

EXHIBITS

EXHIBIT A	Form of Class A Note
EXHIBIT B	Form of Class B Note
EXHIBIT C	Eligible Engines, Depreciation Periods and Maximum Concentration Limits
EXHIBIT D-1	Lessee Acknowledgment (First Security Bank Form)
EXHIBIT D-2	Lessee Acknowledgment (Willis Form)
EXHIBIT E	Asset Base Certificate
EXHIBIT F	Withdrawal Notice

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EXHIBIT G	Funding Deliverables
EXHIBIT H-1	Form of Trust Agreement
EXHIBIT H-2	Form of Owner Trustee Guaranty
EXHIBIT H-3	Form of Owner Trustee Mortgage
EXHIBIT H-4	Form of Beneficial Interest Pledge Agreement
EXHIBIT J-1	Form of Portfolio Report
EXHIBIT J-2	Form of Principal Report

SCHEDULES

SCHEDULE 1	Certain Terms
SCHEDULE 2	Initial List of Engines and Lease Agreements

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SERIES 2002-1 SUPPLEMENT, dated as of September 12, 2002 (the “Supplement” or the “Series 2002-1 Supplement”), between Willis Engine Funding LLC, a limited liability company organized and existing under the laws of the State of Delaware (the “Issuer”), and The Bank of New York, a New York banking corporation, as Indenture Trustee (the “Indenture Trustee”).

Pursuant to the Indenture, dated as of September 12, 2002 (as amended and supplemented, the “Indenture”), between the Issuer and the Indenture Trustee, the Issuer may from time to time direct the Indenture Trustee to authenticate one or more new Series of Notes.  The Principal Terms of any new Series are to be set forth in a Supplement to the Indenture.

Pursuant to this Supplement, the Issuer and the Indenture Trustee wish to create the Series 2002-1 Notes and specify the Principal Terms thereof.

The parties hereto have agreed to enter into such transactions but only upon the terms and conditions hereinafter set forth and in reliance on the representations and warranties of the Issuer set forth herein.

NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS; CALCULATION GUIDELINES

Section 1.1            Definitions.

(a)           Capitalized terms used in this Supplement but not defined herein shall have the meaning assigned to such terms in the Indenture.  Whenever used in this Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

“Administrative Agent Fee” means the fee payable by the Issuer to the Administrative Agent pursuant to Section 2.4(e) hereof.

“Africa/Middle East/Emerging Europe” has the meaning set forth in Schedule 1 attached hereto.

“Aggregate Note Principal Balance” means the sum of the Class A Note Principal Balance and the Class B Note Principal Balance.

“Aggregate Required Amortization Amount” means as of any Payment Date on or after the Conversion Date, if no Early Amortization Event has occurred or is continuing on such Payment Date, an amount equal to the excess, if any, of (1) the sum of (A) the product of (i) ninety-percent (90%) and (ii) all Engine Revenues actually received by, or on behalf of, the Issuer during the related Collection Period with respect to the Series 2002-1 Engines and (B) the product of (x) a fraction, expressed as a percentage, the numerator of which shall equal the

Aggregate Note Principal Balance (prior to giving effect to any payments of principal on such Payment Date) and the denominator of which shall equal the sum of the Net Book Values of all Series 2002-1 Engines (calculated as of the last day of the immediately preceding month) and (y) the greater of (i) the sum of the Net Book Values of all Series 2002-1 Engines sold during the related Collection Period (which Net Book Values will be determined as of the last day of the month immediately preceding such sale), and (ii) the aggregate Sales Proceeds of all Series 2002-1 Engines sold during the related Collection Period, over (2) the sum of the amounts paid pursuant to clauses (A) through (G) inclusive, (I) and (J) of Section 3.2(I).

“Alternate Base Rate” means, on any date, a fluctuating rate of interest per annum equal to the greater of:

(i)            the rate of interest most recently announced by Barclays Bank PLC at its branch office in New York, New York as its prime or reference rate; and

(ii)           the Federal Funds Rate plus 0.50%.

“Alternative Rate” shall mean, with respect to any Interest Accrual Period (or portion thereof), an interest rate per annum equal to the Eurodollar Rate (Reserve Adjusted); provided, however, that:

(i)            if the Deal Agent shall have determined as of the applicable rate determination date that a Eurodollar Rate Disruption Event has occurred and is continuing, then the “Alternative Rate” for such Interest Accrual Period (or portion thereof) shall be an interest rate per annum equal to the Alternate Base Rate in effect from time to time during such Interest Accrual Period (or portion thereof) unless the Deal Agent and the Issuer agree in writing to a different rate;

(ii)           if the Deal Agent shall have determined as of the applicable rate determination date that the Eurodollar Rate for any Interest Accrual Period (or portion thereof) does not accurately reflect the cost to the Holders of funding their respective investments in the Series 2002-1 Notes for such Interest Accrual Period (or portion thereof), then the “Alternative Rate” with respect to such Interest Accrual Period (or portion thereof) shall be an interest rate per annum equal to the Alternate Base Rate in effect from time to time during such Interest Accrual Period (or portion thereof) unless the Deal Agent and the Issuer agree in writing to a different rate;

(iii)          if for any reason the Alternative Rate becomes applicable on notice to the Deal Agent of less than three Eurodollar Business Days, the “Alternative Rate” shall be the Alternate Base Rate in effect from time to time during the period prior to the satisfaction of such three Eurodollar Business Days’ notice requirement; and

(iv)          notwithstanding anything to the contrary in clauses (i) through (iii) above, at all times following the occurrence of an Early Amortization Event or an Event of Default, the “Alternative Rate” for any Interest Accrual Period shall be a rate per annum equal to the Alternate Base Rate in effect from time to time during such Interest Accrual Period, unless the Deal Agent and the Issuer agree in writing to a different rate.

“Applicable Percentage” has the meaning set forth in Schedule 1 attached hereto.

“Asset Base” means, as of any Payment Date, an amount equal to (1) the sum of (a) the product of (i) the Applicable Percentage and (ii) the sum of (x) the Aggregate Net Book Value as of the end of the immediately preceding Collection Period of all Eligible Engines pledged to Series 2002-1 and (y) an amount calculated as of the end of the immediately preceding Collection Period by applying the Depreciation Policy to Capital Improvements made to the Eligible Engines pledged to Series 2002-1, and (b) the amount on deposit in the related Restricted Cash Account for Series 2002-1 on such Payment Date, after giving effect to all deposits to and withdrawals from such Restricted Cash Account on such Payment Date, minus (2) the sum of (a) any Maintenance Reserve Payments and Security Deposits relating to such Eligible Engines pledged to Series 2002-1 that are not then on deposit in the related Engine Reserve Account and the related Security Deposit Account, respectively, and (b) the Excess Concentration Amount, unless such Excess Concentration Amount has been waived by the Control Party for Series 2002-1.

“Breakage Costs” means any amount or amounts as shall compensate a Purchaser for any loss, cost or expense (in any event excluding lost profits) incurred by such Purchaser in connection with funding obtained by it with respect to a Loan (as reasonably determined by the Deal Agent in its sole discretion on behalf of the Purchaser) as a result of a prepayment by the Issuer of principal or Interest pursuant to the terms hereof.

“Class A Increased Costs” has the meaning set forth in the Class A Note Purchase Agreement.

“Class A Loan” means any Loan funded pursuant to the Class A Note Purchase Agreement.

“Class A Maximum Limit” means the lesser of (i) $180,000,000 and (ii) such lesser amount as may be specified by the Issuer in writing to the Deal Agent pursuant to Section 2.05 of the Class A Note Purchase Agreement in connection with a concurrent pro rata reduction of the Class B Maximum Limit pursuant to Section 2.05 of the Class B Note Purchase Agreement.

“Class A Note” means any one of the Class A Notes of Series 2002–1 issued pursuant to the terms of this Supplement, substantially in the form of Exhibit A to this Supplement.

“Class A Note Commitment” has the meaning set forth in Schedule 1 attached hereto.

“Class A Note Distributable Amortization Amount” means, for any Payment Date on or after the Conversion Date, the sum of (x) the Class A Note Required Amortization Amount for such Payment Date and (y) any Class A Note Distributable Amortization Amount remaining unpaid from prior Payment Dates.

“Class A Note Interest Arrearage” means, for any Payment Date, an amount equal to the excess, if any, of (a) the Class A Note Interest Payment for such Payment Date and any outstanding Class A Note Interest Arrearage from the immediately preceding Payment Date plus interest on any outstanding Class A Note Interest Arrearage, to the extent permitted by law, at the Overdue Rate over (b) the amount of Class A Note Interest Payment and Class A Note Interest Arrearage actually distributed to the Class A Note Purchaser on such Payment Date.

“Class A Note Interest Payment” means, as of any Payment Date, the amount of Interest accrued on the Class A Loans during the immediately preceding Interest Accrual Period.

“Class A Note Minimum Principal Payment Amount” means, for any Payment Date, the amount set forth in clause (A) or (B), as applicable:

(A)          If no Early Amortization Event has occurred or is continuing on such Payment Date, an amount equal to the excess, if any, of (1) the Class A Note Principal Balance over (2) the Senior Asset Base; or

(B)           If an Early Amortization Event has occurred or is continuing, all remaining amounts on deposit in the Series 2002-1 Series Account after payment of the amounts set forth in clauses (A) through (J), inclusive, of Section 3.2(II) of this Supplement, until the Class A Note Principal Balance is reduced to zero.

“Class A Note Principal Balance” means an amount equal to the excess of (x) the sum of (A) the outstanding principal balance of the Class A Notes on the Closing Date plus (B) the principal balance of all Class A Loans made subsequent to the Closing Date, minus (y) all amounts paid to the Class A Note Purchaser representing the sum of the following, to the extent actually received by the Class A Note Purchaser: (i) Class A Note Minimum Principal Payment Amounts, (ii) Class A Note Distributable Amortization Amounts, (iii) Prepayments of principal of the Class A Notes paid to the Class A Note Purchaser, and (iv) repayments of the Class A Note Principal Balance made pursuant to Section 2.4(c) hereof.

“Class A Note Purchase Agreement” means the Class A Note Purchase Agreement, dated as of September 12, 2002, among the Issuer, the Servicer, Sheffield and Barclays Bank PLC.

“Class A Note Purchaser” shall have the meaning set forth in the Class A Note Purchase Agreement.

“Class A Note Required Amortization Amount” means, for any Payment Date on or after the Conversion Date, an amount equal to the product of (x) the Class A Note Principal Balance as of such Payment Date (prior to giving effect to any payments of principal on such Payment Date) and (y) the Aggregate Required Amortization Amount for such Payment Date divided by (z) the Aggregate Note Principal Balance as of such Payment Date (prior to giving effect to any payments of principal on such Payment Date).

“Class B Increased Costs” has the meaning set forth in the Class B Note Purchase Agreement.

“Class B Loan” means any Loan funded pursuant to the Class B Note Purchase Agreement.

“Class B Maximum Limit” means the lesser of (i) $20,000,000 and (ii) such lesser amount as may be specified by the Issuer in writing to the Deal Agent pursuant to Section 2.05 of the Class B Note Purchase Agreement in connection with a concurrent pro rata reduction of the Class A Maximum Limit pursuant to Section 2.05 of the Class A Note Purchase Agreement.

“Class B Note” means any one of the Class B Notes of Series 2002–1 issued pursuant to the terms of this Supplement, substantially in the form of Exhibit B to this Supplement.

“Class B Note Commitment” has the meaning set forth in Schedule 1 attached hereto.

“Class B Note Distributable Amortization Amount” means, for any Payment Date on or after the Conversion Date, the sum of (x) the Class B Note Required Amortization Amount for such Payment Date and (y) any Class B Note Distributable Amortization Amount remaining unpaid from prior Payment Dates.

“Class B Note Interest Arrearage” means, for any Payment Date, an amount equal to the excess, if any, of (a) the Class B Note Interest Payment for such Payment Date and any outstanding Class B Note Interest Arrearage from the immediately preceding Payment Date plus interest on any outstanding Class B Note Interest Arrearage, to the extent permitted by law, at the Overdue Rate over (b) the amount of Class B Note Interest Payment and Class B Note Interest Arrearage actually distributed to the Class B Note Purchasers on such Payment Date.

“Class B Note Interest Payment” means, as of any Payment Date, the amount of Interest accrued and unpaid on the Class B Loans during the immediately preceding Interest Accrual Period.

“Class B Note Minimum Principal Payment Amount” means, for any Payment Date, the amount set forth in clause (A) or (B), as applicable:

(A)          If no Early Amortization Event has occurred or continuing on such Payment Date, an amount equal to the excess, if any, of (1) the Class B Note Principal Balance over (2) the Subordinate Asset Base; or

(B)           If an Early Amortization Event has occurred or is continuing, all remaining amounts on deposit in the Series 2002-1 Series Account after payment of the amounts set forth in clauses (A) through (K), inclusive, of Section 3.2(II) of this Supplement, until the Class B Note Principal Balance is reduced to zero.

“Class B Note Principal Balance” means an amount equal to the excess of (x) the sum of (A) the outstanding principal balance of the Class B Notes on the Closing Date plus (B) the principal balance of all Class B Loans made subsequent to the Closing Date, minus (y) all amounts paid to the Class B Note Purchasers representing the sum of the following, to the extent actually received by the Class B Note Purchasers: (i) Class B Note Minimum Principal Payment Amounts, (ii) Class B Note Distributable Amortization Amounts, (iii) Prepayments of principal of the Class B Notes paid to the Class B Note Purchasers, (iv) repayments of the Class B Note Principal Balance made pursuant to Section 2.4(c) hereof, and (v) payments of principal of the Class B Notes made by the Seller pursuant to the Guaranty.

“Class B Note Purchase Agreement” means the Class B Note Purchase Agreement, dated as of September 12, 2002, among the Issuer, the Servicer, Barclays Bank PLC and Fortis Bank.

“Class B Note Purchaser” shall have the meaning set forth in the Class B Note Purchase Agreement.

“Class B Note Required Amortization Amount” means, for any Payment Date on or after the Conversion Date, an amount equal to the product of (x) the Class B Note Principal Balance as of such Payment Date (prior to giving effect to any payments of principal on such Payment Date) and (y) the Aggregate Required Amortization Amount for such Payment Date divided by (z) the Aggregate Note Principal Balance as of such Payment Date (prior to giving effect to any payments of principal on such Payment Date).

“Closing” means the time at which each of the conditions precedent set forth in Section 5.2 of this Supplement (with respect to the initial Loan made hereunder) shall have been duly fulfilled or satisfied.

“Closing Date” means the date on which Closing occurs.

“Collateral Custodian” shall mean BNY Midwest Trust Company, an Illinois corporation, or any successor thereto satisfactory to the Deal Agent.

“Collateral Custodian’s Fees” has the meaning set forth in Schedule 4 to the Collateral Custody Agreement.

“Collateral Custody Agreement” shall mean a custodial agreement among the Collateral Custodian, the Issuer, the Servicer, the Indenture Trustee and the Deal Agent, as amended from time to time, relating to the transactions contemplated hereby.

“Commercial Paper Notes” shall mean short-term promissory notes issued or to be issued by Sheffield Receivables Corporation.

“Conversion Date” means the Payment Date occurring on September 11, 2003; provided, however, that such Conversion Date may be extended for a period of no longer than 364 days, if approved by all of the Holders of the Class A and Class B Notes.

“CP Rate” shall mean with respect to any Interest Accrual Period (or portion thereof), the per annum rate calculated to yield the “weighted average cost” (as defined below) for such Interest Accrual Period (or portion thereof) related to the issuance of Commercial Paper Notes; provided, however, that if any component of such rate is a discount rate, in calculating the “CP Rate” for such Interest Accrual Period (or portion thereof) the rate resulting from converting such discount rate to an interest-bearing equivalent rate per annum shall be used in calculating such component.  As used in this definition, “weighted average cost” for any Interest Accrual Period (or portion thereof) means the sum of (i) the actual interest accrued on outstanding Commercial Paper Notes during such Interest Accrual Period (or portion thereof), (ii) the commissions of placement agents and dealers in respect of such Commercial Paper Notes, and (iii) other borrowings by Sheffield, including to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market; and provided, further, that at all times following the occurrence of an Early Amortization Event or an Event of Default, the “CP Rate” for any Interest Accrual Period (or portion thereof) shall be the Alternative Rate in effect from time to time.

“Deal Agent” means Barclays Bank PLC.

“Default Interest” is defined in Section 2.2(b) of this Supplement.

“Depreciation Percentage” has the meaning set forth in Schedule 1 attached hereto.

“Determination Date” means the first Business Day prior to any Payment Date.

“Developed Asia/Pacific Rim” has the meaning set forth in Schedule 1 attached hereto.

“Developed Europe” has the meaning set forth in Schedule 1 attached hereto.

“Dollars” and the sign “$” means lawful currency of the United States of America.

“Early Amortization Event” is defined in Section 7.1 of this Supplement.

“Effective Date” means the date on which each of the conditions precedent set forth in Section 5.1 of this Supplement shall have been duly fulfilled or satisfied.

“Eligible Engine” means any Engine that, individually or when considered with all Eligible Engines then owned (either directly or beneficially) by Issuer, as applicable, shall comply with each of the following requirements, unless any of such requirements (with the exception of requirement (7) is waived in writing by the Deal Agent:

(1)           Eligible Lease.  Each Engine is subject to an Eligible Lease on the related Transfer Date; provided that an Engine shall not be required to be subject to an Eligible Lease on the related Transfer Date so long as, after giving effect to the transfer of all Engines which are transferred on any Transfer Date, the On-Lease Percentage of all Eligible Engines as of such Transfer Date shall not be less than the Target On-Lease Percentage;

(2)           On-Lease Percentage.  The On-Lease Percentage of all Eligible Engines as of the related Transfer Date shall be greater than the Applicable Percentage;

(3)           Engine Representations and Warranties.  Each Engine complies with the Engine Representations and Warranties on the related Transfer Date, including without limitation, that representation and warranty of the Seller set forth in Section 3.01(o) of the Contribution and Sale Agreement;

(4)           Casualty Loss.  No Casualty Loss shall have been suffered by the related Engine;

(5)           Depreciation Policy.  The depreciation method utilized in calculating the Net Book Value of such Engine as of such Transfer Date is the Depreciation Policy;

(6)           Owner Trust.  (a) Such Engine shall be owned by and leased from an Owner Trustee on behalf of an Owner Trust created by the Issuer pursuant to a Trust Agreement substantially in the form attached hereto as Exhibit H-1, (b) such Owner Trustee shall have executed and delivered to the Collateral Custodian a facsimile copy of an Owner Trustee Guaranty substantially in the form attached hereto as Exhibit H-2 (the original counterpart of which shall be delivered to the Collateral Custodian within ten Business Days after such execution and delivery), (c) such Owner Trustee shall have executed and delivered to FAA Counsel, and to the Collateral Custodian a facsimile copy of, a Owner Trustee Mortgage substantially in the form attached hereto as Exhibit H-3 (the original counterpart of which shall be delivered to the Collateral Custodian within three (3) Business Days after the filing thereof with the FAA), and (d) the Issuer shall have executed and delivered to the Collateral Custodian a facsimile copy of a Beneficial Interest Pledge Agreement substantially in the form attached hereto as Exhibit H-4 (the original counterpart of which shall be delivered to the Collateral Custodian within ten Business Days after such execution and delivery); and

(7)           Term Securitization.  Following the consummation of the Term Securitization, the Requisite Global Majority has approved such Engine.

“Eligible Lease” means each Lease Agreement that encumbers an Engine on any Transfer Date or any date thereafter that complies with all of the following requirements unless any of such requirements is waived in writing by the Deal Agent:

(1)           Delinquencies.  No Scheduled Payment on such Lease Agreement is delinquent for more than 30 days as of the related Transfer Date;

(2)           Valid Contract.  Each Lease Agreement is a legal, valid and binding full recourse payment obligation of the related Lessee, is enforceable in accordance with its terms (except as may be limited by applicable insolvency, bankruptcy, moratorium, reorganization, or other similar laws affecting enforceability of creditors’ rights generally and the availability of equitable remedies) and is in full force and effect and such Lease Agreement has not been satisfied, subordinated or rescinded;

(3)           Hell-or-High Water Obligation.  The Lessee’s obligations under each Lease Agreement are non-cancelable and unconditional and not subject to any right of setoff, counterclaim, reduction or recoupment;

(4)           Reserved;

(5)           Net Lease.  Each Lease Agreement contains provisions requiring the related Lessee to pay all sales, use, excise, rental, property or similar taxes imposed on or with respect to the Engine and to assume all risk of loss or malfunction of the related Engine; each Lease Agreement requires the Lessee to maintain the Engine in good and workable order and as are necessary to maintain the Engine’s serviceability standards pursuant to FAA requirements or requirements of other appropriate Governmental Authorities;

(6)           Legal Capacity.  The Lessee had the legal capacity to execute such Lease Agreement and the Issuer, the Seller or the Owner Trustee, as applicable, had the legal capacity to execute such Lease Agreement or the related acquisition documentation, as the case may be;

(7)           U.S. Dollars.  All payments under each Lease Agreement are required to be made in Dollars;

(8)           No Consent.  No Lease Agreement requires the prior written consent of a Lessee or contains another restriction relating to the transfer or assignment of such Lease Agreement by the Seller, the Owner Trustee or the Issuer (except such consent as has been obtained or restrictions satisfied on or prior to the related Transfer Date);

(9)           Scheduled Payments.  Each Lease Agreement provides for the payment of Scheduled Payments on a basis no less frequently than quarterly;

(10)         Payment.  As of the Transfer Date, no Scheduled Payment under any Lease Agreement has been prepaid; (it being understood that scheduled rental payments to be paid in advance for each rent period in accordance with the terms of the Lease Agreement are not prepayments).

(11)         Customary Practices.  The Lease Agreement was originated or acquired by the Seller or the Issuer, as the case may be, in the ordinary course of its business;

(12)         Bankrupt Lessee.  On the Transfer Date, the related Engine is not subject to a Lease Agreement with a Lessee that is subject to an Insolvency Proceeding;

(13)         Insurance.  The Lease Agreement requires the Lessee to provide liability insurance, all risk ground and flight hull and engine coverage for damage/loss of the Engine subject to such Lease, war risk, and where requested by the Issuer and the Administrative Agent and where available on a commercially reasonable basis, governmental confiscation and expropriation insurance coverage with acceptable deductibles, each of which shall name, as the case may be, the Indenture Trustee as first loss payee, and the Indenture Trustee, the Administrative Agent, the Deal Agent and the Noteholders under the Indenture, and their respective directors, officers, employees and agents as additional insureds;

(14)         Geographic Operating Restrictions.  In the Lease Agreement the Lessee agrees not to operate the related Engine, and not to be based, in any jurisdiction excluded from the insurance coverage referred to in item (13) above and to comply with all applicable requirements of Governmental Authorities relating to the installation, operation and maintenance of such Engine; and

(15)         Chattel Paper.  Any original counterpart of each Lease Agreement (other than the one held by the Lessee or filed with any relevant Governmental Authority) that constitutes “chattel paper” for purposes of the UCC as in effect in the jurisdiction whose law governs the Lease Agreement has been delivered to the Indenture Trustee.

“Emerging Asia” has the meaning set forth in Schedule 1 attached hereto.

“Emerging Latin/South America” has the meaning set forth in Schedule 1 attached hereto.

“Emerging Market” has the meaning set forth in Schedule 1 attached hereto.

“Engine Transfer Certificate” has the meaning set forth in the Contribution and Sale Agreement.

“Engine Type Excess Concentration Amount” means at any date of determination, the dollar amount, if any, by which the sum of the Net Book Values of all Eligible Engines (relating to Loans hereunder) of the same engine type exceeds the applicable concentration limits set forth in Section 5.2(o) hereof.

“Eurocurrency Liabilities” shall have the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

“Eurodollar Business Day” means any day that is not a Saturday or Sunday or other day on which banking institutions in London, England, are authorized or obligated by law, executive order or government decree to remain closed or on which the London interbank market generally is closed to transactions in Dollars.

“Eurodollar Office” shall mean such office or offices through which the Deal Agent determines the Eurodollar Rate.  A Eurodollar Office of the Deal Agent may be, at the option of the Deal Agent, either a domestic or foreign office.

“Eurodollar Rate” shall mean, with respect to any Interest Accrual Period (or portion thereof), a per annum rate of interest equal to the rate shown on page 3750 of the Bridge Telerate screen or any successor page as the composite offered rate for London interbank deposits for a period approximating such Interest Accrual Period (or portion thereof), as shown under the heading “USD” as of 11:00 A.M. (London time) on the second Business Day before (and for value on) the first day of such Interest Accrual Period (or portion thereof).  In the event no such rate appears, the Eurodollar Rate shall be, with respect to any Interest Accrual Period, the per annum rate of interest at which Dollar deposits in immediately available funds are offered to the Eurodollar Office of the Deal Agent by prime banks in the interbank eurodollar market at or about 10:00 a.m., London time, on the second Eurodollar Business Day before (and for value on) the first day of such Interest Accrual Period (or portion thereof) and in an amount of not less than $1,000,000 for such Interest Accrual Period (or portion thereof).

“Eurodollar Rate (Reserve Adjusted)” shall mean, with respect to any Interest Accrual Period (or portion thereof), the per annum rate of interest (rounded upward, if necessary, to the nearest whole multiple of 1/100th of one percent per annum) determined by dividing (a) the Eurodollar Rate for such Interest Accrual Period (or portion thereof) by (b) one minus the Eurodollar Reserve Percentage (expressed as a decimal) applicable during such Interest Accrual Period (or portion thereof).

“Eurodollar Rate Disruption Event” shall mean any of the following:  (a) a determination by Deal Agent that it would be contrary to law or to the directive of any central bank or other Governmental Authority to obtain Dollars in the London interbank market to fund or maintain an investment in the Series 2002-1 Notes for an Interest Accrual Period (or portion thereof) or (b) a determination by Deal Agent that by reason of circumstances affecting the London interbank market generally Dollars cannot be obtained in such market to fund an investment in the Series 2002-1 Notes for an Interest Accrual Period (or portion thereof).

“Eurodollar Reserve Percentage” shall mean, with respect to any Interest Accrual Period (or portion thereof), the reserve percentage (rounded upwards, if necessary, to the nearest 1/100th of one percent per annum) applicable during such Interest Accrual Period (or portion thereof) (or, if more than one such percentage shall be so applicable during such Interest Accrual Period, the daily average of such percentages for those days in such Interest Accrual Period (or portion thereof) during which any such percentages shall be in effect) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for banks or other financial institutions subject to such regulations with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Accrual Period (or portion thereof).

“Evidence of Filing” has the meaning set forth in the Contribution and Sale Agreement.

“Excess Concentration Amount” means, at any date of determination, an amount equal to the highest of the Engine Type Excess Concentration Amount, the Single Lessee Excess Concentration Amount, the Three Lessee Excess Concentration Amount, the Geographic Region Excess Concentration Amount and the Wide Body Aircraft Excess Concentration Amount.

“Existing and Possible Loans” means Loans outstanding hereunder and Loans proposed to be made on any Transfer Date.

“FAA Counsel” shall mean McAfee & Taft or such other reputable counsel with offices in Oklahoma City, OK as Issuer and Servicer may from time to time select.

“Federal Funds Rate” means for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the federal funds rates and confirmed in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by Barclays Bank PLC (or, if such day is not a Business Day, for the next preceding Business Day), or, if for any reason, such rate is not available on any day, the rate determined, in the sole opinion of Barclays Bank PLC, to be the rate at which federal funds are being offered for sale in the national federal funds market at 9:00 a.m. (New York City time).

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System or any successor thereto.

“Final Payment Date” means, with respect to Series 2002-1 Notes, the date which is the fourth anniversary of the Conversion Date, or if such date is not a Business Day, the Business Day immediately succeeding such date.

“Geographic Region Excess Concentration Amount” means at any date of determination, the dollar amount, if any, by which the sum of the Net Book Values of all Eligible Engines (relating to Loans hereunder) subject to a Lease Agreement with Lessees having corporate headquarters located in the geographic areas set forth in Section 5.2(r) hereof exceeds the applicable concentration limits set forth in Section 5.2(r) hereof.

“Guarantor” means Willis Lease Finance Corporation and its successors and permitted assigns.

“Guaranty” means the Guaranty dated as of September 12, 2002 made by the Guarantor in favor of the Class B Note Purchasers, as the same is amended, restated, supplemented and modified from time to time.

“Increased Costs” shall have the meaning set forth in the applicable Note Purchase Agreement.

“Indenture Compliance Certificate” means the certificate of the Issuer given pursuant to Section 5.2(c) hereof.

“Interest” means for each Interest Accrual Period and for each Loan outstanding, the sum of the products (for each such day during such Interest Accrual Period) of

(S + IR) x P x 1/360

where:

S	=	the Spread applicable to such Loan on such day; and

IR	=	the Interest Rate applicable to such Loan on such day; and

P	=	the principal balance of such Loan on such day.

provided, however, that (i) no provision of this Supplement shall require the payment or permit the collection of Interest in excess of the maximum permitted by applicable law and (ii) Interest shall not be considered paid by any distribution if such distribution is rescinded or must otherwise be returned for any reason.

“Interest Accrual Period” means for any Payment Date, the period beginning with and including the day next following the end of the preceding Interest Accrual Period and ending on and including the 15th day of the following month; except that, in the case of the first Interest Accrual Period, the period beginning with and including the Effective Date and ending on and including the 15th day of the month next following the month in which the Effective Date occurs.  If such period is associated with Alternative Rate fundings the Interest Accrual Period shall be at the Deal Agent’s discretion; provided, however, that such period shall end on no later than either the 15th day of the following month or the 15th day of the second succeeding month.  When switching from Alternative Rate to CP Rate or Alternate Base Rate funding, the first such Interest Accrual Period shall be at the Deal Agent’s discretion.

“Interest Rate” means for any Loan on any day:

(A)          so long as an Event of Default shall not have occurred and be contining on such day:

(i)            with respect to a Class A Note, a rate equal to the Sheffield Cost of Funds on such day, or

(ii)           with respect to a Class B Note, a rate equal to the Alternative Rate on such day; or

(B)           if an Event of Default has occurred and is continuing on such day, the applicable Overdue Rate.

“Issuer Fee Letter” means the Fee Letter, dated as of September 12, 2002 between the Issuer and the Deal Agent.

“Lease Agreement” means any lease agreement entered into from time to time by the Issuer or any Owner Trust, either directly or pursuant to an assignment, pursuant to which the Issuer or any Owner Trust leases one or more Engines, which lease agreement is identified on Schedule 2 hereto, and any additions, substitutions and replacements therefore made in accordance with the Series 2002-1 Transaction Documents and reflected in an amendment to such Schedule 2.

“Loan” means an extension of credit made by a Purchaser pursuant to Section 2.4 hereof.

“Minimum Servicing Fee Percentage” has the meaning set forth in Schedule 1 attached hereto.

“Note” means, with respect to Series 2002-1, any Class A Note or Class B Note.

“Note Commitment” means either the Class A Note Commitment or the Class B Note Commitment, as applicable.

“Note Purchase Agreement” means either the Class A Note Purchase Agreement or the Class B Note Purchase Agreement, as applicable.

“Noteholder(s)” means, at any time of determination for the Series 2002-1 Notes, any person in whose name a Note is registered in the Note Register.

“On-Lease Percentage” means, a fraction, expressed as a percentage, the numerator of which is equal to the Net Book Value of all Eligible Engines (relating to Loans hereunder) subject to a Lease Agreement and the denominator of which is equal to the sum of the Net Book Values of all Engines (relating to Loans hereunder).

“Overdue Rate” means on any day, the sum of:

(A)          (i)            with respect to a Class A Note, a rate equal to the Sheffield Cost of Funds on such day, or

(ii)           with respect to a Class B Note, a rate equal to the Alternative Rate on such day; and

(B)           2.00% per annum.

“Owner Trust” means, with respect to an Engine, an owner trust that is established pursuant to a trust agreement substantially in the form attached hereto as Exhibit H-1 solely to hold such Engine and related Lease Agreement in connection with the Indenture.

“Owner Trust Documents” means with respect to an Owner Trust, an executed Trust Agreement substantially in the form attached hereto as Exhibit H-1, an executed Owner Trustee Guaranty substantially in the form attached hereto as Exhibit H-2, an executed Owner Trustee Mortgage substantially in the form attached hereto as Exhibit H-3, and an executed Beneficial Interest Pledge Agreement substantially in the form attached hereto as Exhibit H-4.

“Payment Date” means, with respect to the Series 2002-1 Notes, the twentieth day of each month, or, if such day is not a Business Day, the immediately following Business Day; provided, however, that the initial Payment Date shall be the twentieth day of the second month immediately succeeding the Closing Date, or if such day is not a Business Day, the immediately following Business Day.

“Portfolio Report” shall have the meaning set forth in Section 4.4(a) hereof.

“Prepayment” means any mandatory or optional prepayment of principal of Notes including, without limitation, any Prepayment pursuant to Section 702 of the Indenture.

“Principal Report” shall have the meaning set forth in Section 4.4(b) hereof.

“Principal Report Date” means, with respect to any Payment Date, the third Business Day prior to such Payment Date.

“Purchaser” shall mean the Class A Note Purchaser or a Class B Note Purchaser, as applicable.

“Quarterly Utilization Rate” means, as of the last day of any calendar month, the weighted average of the On-Lease Percentages for such calendar month and the two calendar months immediately preceding such calendar month.

“Record Date” means the third Business Day prior to any Payment Date.

“Renewal Fee” has the meaning set forth in the Issuer Fee Letter.

“Securities Accounts” means the Series 2002-1 Series Account, the Series 2002-1 Restricted Cash Account, the Series 2002-1 Engine Reserve Account and the Series 2002-1 Security Deposit Account.

“Securities Intermediary” means The Bank of New York, a New York banking corporation, as securities intermediary (as such term is defined under UCC Section 8-102(a)(14)) with respect to the Securities Accounts.

“Senior Asset Base” means, as of any Payment Date, an amount equal to (1) the sum of (a) the product of (i) 90%, (ii) the Applicable Percentage and (iii) the sum of (x) the Aggregate Net Book Value as of the end of the immediately preceding Collection Period of all Eligible Engines pledged to Series 2002-1 and (y) an amount calculated as of the end of the immediately preceding Collection Period by applying the Depreciation Policy to Capital Improvements made to the Eligible Engines pledged to Series 2002-1, and (b) the amount on deposit in the related Restricted Cash Account for Series 2002-1 on such Payment Date, after giving effect to all deposits to and withdrawals from such Restricted Cash Account on such Payment Date, minus (2) the sum of (a) any Maintenance Reserve Payments and Security Deposits relating to such Eligible Engines pledged to Series 2002-1 that are not then on deposit in the related Engine Reserve Account and the related Security Deposit Account, respectively, and (b) the Excess Concentration Amount.

“Senior Step-Up Program Fee” shall have the meaning assigned to such term in the Issuer Fee Letter.

“Series Collateral” shall have the meaning set forth in Section 2.1(e) hereof.

“Series 2002-1” shall mean the Series of Notes the terms of which are specified in this Supplement.

“Series 2002-1 Engines” shall mean the Engines identified on Schedule 2 hereto, and any additions, substitutions and replacements therefore made in accordance with the Series 2002-1 Transaction Documents and reflected in an amendment to such Schedule 2.

“Series 2002-1 Engine Reserve Account” means the subaccount established by the Issuer with the Indenture Trustee into which Maintenance Reserve Payments are deposited pursuant to Section 308 of the Indenture and Section 3.05 hereof.

“Series 2002-1 Note Principal Balance” means as of any date of determination, the sum of the Class A Note Principal Balance and the Class B Note Principal Balance.

“Series 2002-1 Noteholder” shall mean the Person in whose name a Series 2002-1 Note is registered in the Note Register.

“Series 2002-1 Notes” means the Class A and Class B Notes, and shall include any and all replacements, extensions, substitutions or renewals of such notes.

“Series 2002-1 Restricted Cash Account” means the subaccount (designated as such) of the account established pursuant to Section 307 of the Indenture.

“Series 2002-1 Restricted Cash Amount” means the amount required to be deposited or maintained in the Series 2002-1 Restricted Cash Account, which on the date on which the initial Loan is made and on any Payment Date thereafter shall be equal to the product of (x) two percent (2%) and (y) the Series 2002-1 Note Principal Balance on such date on which the initial Loan is made or on such Payment Date, as the case may be (after giving effect to all Loans made on such date on which the initial Loan is made or on such Payment Date and all Class A Note Minimum

Principal Payment Amounts and Class B Note Minimum Principal Payment Amounts actually paid on such date on which the initial Loan is made or on such Payment Date).

“Series 2002-1 Security Deposit Account” means the subaccount established by the Issuer with the Indenture Trustee into which Security Deposits are deposited pursuant to Section 309 of the Indenture and Section 3.6 hereof.

“Series 2002-1 Series Account” means the account established by the Issuer with the Indenture Trustee into which funds are deposited from the Trust Account pursuant to Section 303 of the Indenture.

“Series 2002-1 Transaction Documents” means any and all of the Indenture, this Supplement, the Series 2002-1 Notes, the Servicing Agreement, the Contribution and Sale Agreement, the Class A Note Purchase Agreement, the Class B Note Purchase Agreement, the Administration Agreement, each Beneficial Interest Pledge Agreement, each Owner Trustee Guaranty, each Owner Trustee Mortgage, each Trust Agreement and any and all other agreements, documents and instruments executed and delivered by or on behalf or in support of the Issuer with respect to the issuance and sale of the Series 2002-1 Notes, as any of the foregoing may from time to time be amended, modified, supplemented or renewed.

“Servicer Advance” means all extraordinary out of pocket payments payable pursuant to Section 3.04 of the Servicing Agreement and made by the Servicer which have been authorized by the Deal Agent.

“Servicer Report” means, with respect to Series 2002-1, the monthly report prepared by the Servicer in the form set forth in Exhibit A to the Servicing Agreement.

“Servicing Fee” has the meaning set forth in Schedule 1 attached hereto.

“Sheffield” means Sheffield Receivables Corporation or any successor thereto.

“Sheffield Cost of Funds” means for any Loan on any day, (a) to the extent that the Class A Note Purchaser funds such Loan either directly or indirectly through the issuance of Commercial Paper Notes, a rate equal to the CP Rate for such Interest Accrual Period (or any applicable portion thereof) and (b) to the extent that the Class A Note Purchaser funds such Loan other than by issuing Commercial Paper Notes, a rate equal to the Alternative Rate for such day or such other rate as the Deal Agent and the Issuer shall agree to in writing.

“Single Lessee Excess Concentration Amount” means at any date of determination, the dollar amount, if any, by which the aggregate of the sum of the Net Book Values of all Eligible Engines (relating to Loans hereunder) that are subject to a Lease Agreement with any single Lessee (including Affiliates thereof) exceeds the applicable concentration limits set forth in Section 5.2(p) hereof.

“Single Lessee Percentage” has the meaning set forth in Schedule 1 attached hereto.

“Spread” with respect to any Loan shall mean the Program Fee Rate (as defined in the Issuer Fee Letter) applicable to such Loan, or following the consummation of the Term Securitization, such other rate as agreed to by the Issuer and the Purchasers in writing.

“Subordinate Asset Base” means the excess of the Asset Base over the Class A Note Principal Balance.

“Subordinate Step-Up Program Fee” shall have the meaning assigned to such term in the Issuer Fee Letter.

“Subsequent Lease Transaction” shall mean a Lease Agreement for any Engine which is entered into after the Transfer Date for such Engine.

“Target EBIT Ratio” has the meaning set forth in Schedule 1 attached hereto.

“Target On-Lease Percentage” has the meaning set forth in Schedule 1 attached hereto.

“Target One Year Lease Expiry Concentration Percentage” has the meaning set forth in Schedule 1 attached hereto.

“Target Two Year Lease Expiry Concentration Percentage” has the meaning set forth in Schedule 1 attached hereto.

“Taxes” means any present or future taxes, levies, imposes, duties, charges, assessment or fees of any nature (including interest, penalties and additions thereto) that are imposed by any government or other taxing authority.

“Term Securitization” means a transaction whereby a special-purpose entity that is an Affiliate of Willis Lease Finance Corporation other than the Issuer issues notes, certificates, preferred shares or beneficial interests secured by aircraft engines, lease agreements and other related assets that include all or a portion of the Contributed Assets or Beneficial Interests related thereto.

“Three Lessee Excess Concentration Amount” means at any date of determination, the dollar amount, if any, by which the sum of the Net Book Values of all Eligible Engines (relating to Loans hereunder) that are subject to a Lease Agreement with the three (3) largest Lessees with respect to aggregate Net Book Values (including Affiliates thereof) exceeds the applicable concentration limits set forth in Section 5.2(q) hereof.

“Three Lessee Percentage” has the meaning set forth in Schedule 1 attached hereto.

“Utilization Rate” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the aggregate Net Book Value of the Series 2002-1 Engines subject to Lease Agreements as of such date and the denominator of which is the Aggregate Net Book Value of the Series 2002-1 Engines.

“Warehouse Structuring Fee” shall have the meaning assigned to such term in the Issuer Fee Letter.

“Weighted Average Lease Rate Percentage” has the meaning set forth in Schedule 1 attached hereto.

“Wide Body Aircraft Excess Concentration Amount” means, at any date of determination, the dollar amount, if any, by which the sum of the Net Book Values of all Eligible Engines (relating to Loans hereunder) designed to power Wide Body Aircraft exceeds the applicable concentration limits set forth in Section 5.2(s) hereof.

“Wide Body Aircraft Percentage” has the meaning set forth in Schedule 1 attached hereto.

Section 1.2            Calculation Guidelines.

For purposes of calculating the Class A Note Interest Payment, the Class A Note Principal Balance shall at all times be equal to the sum of all Class A Loans then outstanding.  For purposes of calculating the Class B Note Interest Payment, the Class B Note Principal Balance shall at all times be equal to the sum of all Class B Loans then outstanding.

ARTICLE II

CREATION OF THE SERIES 2002-1 NOTES

Section 2.1            Designation: General Terms and Conditions.

(a)           There is hereby created a Series of Notes to be issued in two Classes pursuant to the Indenture and this Supplement to be known respectively as the “Willis Engine Funding LLC Secured Notes, Series 2002-1, Class A and Class B”.  The Series 2002-1 Notes shall not be rated by any Rating Agency.

(b)           The Payment Date with respect to the Series 2002-1 Notes shall be the twentieth day of each month, or, if such day is not a Business Day, the immediately following Business Day.

(c)           The Class A Notes and the Class B Notes shall be issued in definitive form substantially in the forms of Exhibit A and Exhibit B hereto.

(d)           Payments of principal and interest on the Series 2002-1 Notes shall be payable solely from funds on deposit in the Series 2002-1 Series Account or from other funds as set forth in this Series 2002-1 Supplement at the times and in the amounts set forth in Article III of this Supplement.

(e)           In furtherance of, and in addition to the property identified in, the Granting Clause set forth in the Indenture, as it relates to this Supplement, the Issuer hereby grants to the Indenture Trustee, for the benefit of the Series 2002-1 Noteholders, a security interest in all of Issuer’s right, title and interest in and to (i) each of the Series 2002-1 Engines, (ii) the Lease Agreements that encumber the Series 2002-1 Engines on the Closing Date or on any date thereafter, (iii) the Series 2002-1 Series Account, the Series 2002-1 Engine Reserve Account, the Series 2002-1 Security Deposit Account and the Series 2002-1 Restricted Cash Account and all

amounts and Eligible Investments from time to time on deposit therein, (iv) each Beneficial Interest in an Owner Trust that owns a Series 2002-1 Engine, and (v) all income, payments and proceeds of the foregoing (all such property identified in this Section 2.1(e), collectively, the “Series Collateral”).  Such Series Collateral (except as set forth in Section 401(d) of the Indenture with respect to Excess Cash Available for Distribution) shall not be available to pay any other Aggregate Outstanding Obligations until all Outstanding Obligations under this Supplement have been paid in full.

(f)            In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Supplement shall govern.

Section 2.2            Interest Payments on the Series 2002-1 Notes.

(a)           Interest on Series 2002-1 Notes.  Each Loan shall bear interest on the outstanding principal amount thereof from the date when made, continued or converted until paid in full at a rate per annum equal to the sum of the applicable Spread and the applicable Interest Rate.  Such interest shall be payable on each Payment Date from amounts on deposit in the Series 2002-1 Series Account in accordance with Section 302 of the Indenture and Section 3.2 of this Supplement.

(b)           Default Interest.  If an Event of Default has occurred and is continuing on any given day, the Issuer shall pay interest (“Default Interest”) at a rate per annum equal to the Overdue Rate, for the period during which such amounts shall remain unpaid.  Such interest shall be payable (i) on each Payment Date from amounts on deposit in the Series 2002-1 Series Account in accordance with Section 3.2 of this Supplement and (ii) as further provided Article VIII of the Indenture.

(c)           Determination of Interest.  The Administrative Agent shall determine the Interest on any Class of Notes as provided herein and pursuant to Section 2.06 of the applicable Note Purchase Agreement.

Section 2.3            Principal Payments on the Series 2002-1 Notes.

Principal of the Series 2002-1 Notes shall be payable on each Payment Date from amounts on deposit in the Series 2002-1 Series Account (and on the Final Payment Date, from amounts on deposit in the Series 2002-1 Restricted Cash Account) in accordance with Section 3.2 of this Supplement.  The unpaid principal amount of the Series 2002-1 Notes shall be due and payable in full on the Final Payment Date, together with all unpaid interest, fees, expenses, costs and other amounts payable by the Issuer pursuant to the terms of the Indenture and this Supplement.

Section 2.4            Amounts and Terms of Series 2002-1 Noteholder Commitments; Fees Payable by Issuer.

(a)           Subject to the terms and conditions of this Supplement and the Class A Note Purchase Agreement and the Class B Note Purchase Agreement, the Class A Note Commitment

and the Class B Note Commitment, respectively, shall be available to the Issuer on and after the Closing Date until the Conversion Date.

(b)           Prior to the Conversion Date, the Class A Notes and Class B Notes shall be revolving notes with maximum aggregate principal amounts equal to their respective Note Commitments, then in effect; provided, however, that at no time shall the Class A Note Principal Balance exceed the Senior Asset Base for this Series 2002-1 nor shall the Class B Note Principal Balance exceed the Subordinate Asset Base for this Series 2002-1.  The Deal Agent shall maintain a record of all Loans and repayments made on the Class A Notes and the Class B Notes and absent manifest error such records shall be conclusive.  On any date requested by the Issuer, after the Issuer shall have satisfied all applicable conditions precedent set forth in Article V hereof and in the Class A Note Purchase Agreement and the Class B Note Purchase Agreement, each Purchaser shall, at the Issuer’s request for a Loan as specified in a notice given to the Deal Agent in accordance with the terms of the applicable Note Purchase Agreement, make payment thereof (in proportion to its respective commitment) in accordance with the terms of the applicable Note Purchase Agreement in an amount specified in such notice, and in accordance with the written direction of the Issuer by wire transfer in same day funds provided, that each request for an advance of principal of the applicable Note shall, subject to the applicable Note Commitment then in effect, be in minimum and multiple aggregate amounts as set forth in Section 2.04(b) of the applicable Note Purchase Agreement.  The Issuer shall pay interest on the Class A Notes and the Class B Notes at the rates and in the manner set forth in Section 2.2 hereof.  The unpaid principal amount of the Notes and all unpaid interest accrued thereon, together with any unpaid Senior Step-Up Program Fee, Subordinate Step-Up Program Fee, Renewal Fee and all other fees, expenses, costs and other sums chargeable to the Issuer incurred in connection therewith, shall be due and payable on the Final Payment Date.

Each request for a Loan shall constitute a reaffirmation by the Issuer that (1) no Event of Default or Early Amortization Event has occurred and is continuing and (2) the representations and warranties contained in the Series 2002-1 Transaction Documents are true, correct and complete in all material respects to the same extent as though made on and as of the date of the request, except to the extent such representations and warranties specifically relate to an earlier date, in which event they shall be true, correct and complete in all material respects as of such earlier date.

Notwithstanding any other provision of this Section 2.4(b), following the consummation of the Term Securitization, the Purchasers shall not be obligated to fund Loans under this Series 2002-1 Supplement and the Note Purchase Agreements until the Issuer and the Purchasers have agreed in writing regarding the Spreads for such Loans.

(c)           The Issuer may, on any Payment Date, repay all or any portion of the Class A Note Principal Balance and Class B Note Principal Balance provided that the Issuer gives written notice of such prepayment to the Deal Agent that number of days before such Payment Date as may be mutually agreed by the Issuer and the Deal Agent and in accordance with the terms of this Supplement and complies with all other applicable requirements of the applicable Note Purchase Agreements, by making a wire transfer to the Deal Agent; provided, however that the Issuer may not make such repayment from funds in the Series 2002-1 Restricted Cash Account unless the Issuer is repaying all of the Class A Note Principal Balance and all of the Class B

Note Principal Balance.  Such repayment shall be accompanied by instructions to apply such cash to the reduction of principal and accrued Interest through the date of such payment.  If the Issuer does not notify each Purchaser and the Deal Agent of any such principal reduction at least 30 days prior to such principal reduction, the Issuer shall pay all costs related to the reduction of outstanding principal, including Breakage Costs and all costs associated with the outstanding Commercial Paper Notes related to such principal reduction.  The Issuer understands (i) that Commercial Paper Notes issued in connection with such principal may not be prepaid, (ii) that the amount of cash proceeds received by each Purchaser may not match the amount of maturing Commercial Paper Notes on the desired repayment date and (iii) that each Purchaser shall use its reasonable best efforts to minimize any such Breakage Costs.

(d)           The Issuer may terminate or reduce the Class A Maximum Limit and the Class B Maximum Limit pursuant to Section 2.05 of the Class A Note Purchase Agreement and Class B Note Purchase Agreement, respectively.

(e)           The Issuer shall pay on each quarterly Payment Date, beginning with the third Payment Date, an Administrative Agent Fee to the Administrative Agent as set forth in Schedule 1.

(f)            The Issuer shall pay on the Closing Date a Warehouse Structuring Fee to the Deal Agent and any other fees and expenses of the Deal Agent, each as set forth in the Issuer Fee Letter.

(g)           The Issuer shall pay on any applicable Payment Date the Renewal Fee to the Deal Agent as set forth in the Issuer Fee Letter.

(h)           The Issuer shall pay on any Payment Date on or after the Conversion Date the Senior Step-Up Program Fee and the Subordinate Step-Up Program Fee to the Class A Noteholders and the Class B Noteholders, respectively, as set forth in the Issuer Fee Letter.

Section 2.5            Increased Cost; Capital Adequacy; Taxes.

The provisions set forth in Sections 2.08, 2.09 and 2.10 of each of the Class A Note Purchase Agreement and Class B Note Purchase Agreement are incorporated herein.

Section 2.6            Payments, Computations, Etc.

(a)           Unless otherwise expressly provided herein, all amounts to be deposited by the Issuer or the Servicer hereunder shall be deposited in accordance with the terms hereof no later than 11:00 a.m. (New York City time) on the day when due in lawful money of the United States in immediately available funds.  Unless otherwise expressly provided herein, all amounts to be paid to the Deal Agent or to any Noteholder, as applicable, shall be paid in accordance with the terms hereof on the day when due in lawful money of the United States in immediately available funds to a dollar denominated account maintained by the Deal Agent or any Noteholder in accordance with wire instructions given to the Indenture Trustee by the Deal Agent or Noteholder.  All computations of interest and other fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

(b)           Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of Interest or any fee payable hereunder, as the case may be.

(c)           If any Loan requested by the Issuer and approved by a Purchaser and the Deal Agent pursuant to Section 2.04(b) of the applicable Note Purchase Agreement is not, for any reason whatsoever related to a default or nonperformance by the Issuer, made or effectuated, as the case may be, on the date specified therefor, the Issuer shall indemnify such Purchaser against any reasonable loss, cost or expense incurred by such Purchaser, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Purchaser to fund or maintain such Loan, as the case may be, during such Interest Accrual Period.

ARTICLE III

SERIES 2002-1 SERIES ACCOUNT AND ALLOCATION AND APPLICATION OF AMOUNTS THEREIN

Section 3.1            Series 2002-1 Series Account.

The Issuer shall establish on the Effective Date and maintain, so long as any Series 2002-1 Note is Outstanding, an Eligible Account with the Indenture Trustee which shall be designated as the Series 2002-1 Series Account, which account is hereby pledged to the Indenture Trustee for the benefit of the Series 2002-1 Noteholders pursuant to the Indenture and this Supplement.  All deposits of funds by or for the benefit of the Series 2002-1 Noteholders from the Trust Account and the Series 2002-1 Restricted Cash Account shall be accumulated in, and withdrawn from, the Series 2002-1 Series Account in accordance with the provisions of the Indenture and this Supplement.

Section 3.2            Distributions from Series 2002-1 Series Account on each Payment Date.

On each Payment Date, the Indenture Trustee shall, in accordance with the Servicer Report, distribute funds then on deposit in the Series 2002-1 Series Account and any other funds available for application to the Series 2002-1 Notes to the following Persons and in the following order of priority:

I                                            If an Early Amortization Event shall not then be continuing:

(A)          By wire transfer of immediately available funds, to the Indenture Trustee, all Indenture Trustee’s Fees, to the Collateral Custodian, all Collateral Custodian’s Fees, to any Owner Trustee of an Owner Trust that owns a Series 2002-1 Engine, any fees and expenses incurred in performing its duties under the applicable Trust Agreement, in each case then due and payable for Series 2002-1 to the extent not paid by the Servicer;

(B)           (i)            if the Indenture Trustee has received the Servicer Report for the related Collection Period, to the Servicer by wire transfer of immediately available funds, an amount equal to the sum of any (x) Servicing Fee Arrearage and (y) Servicing Fee then due and payable and (ii) to the Servicer by wire transfer of immediately available funds, an amount equal to any outstanding Servicer Advance;

(C)           To the Administrative Agent, any fees and expenses then payable to the Administrative Agent approved by the Requisite Global Majority pursuant to Section 405(b) of the Indenture;

(D)          To each Interest Rate Hedge Provider, any payments owing under the related Interest Rate Hedge Agreement other than termination payments;

(E)           To each Holder of a Class A Note on the immediately preceding Record Date an amount equal to such Holder’s pro rata portion of first, any Class A Note Interest Arrearage, and second, the Class A Note Interest Payment for such Payment Date;

(F)           To each Holder of a Class B Note on the immediately preceding Record Date, an amount equal to its pro rata portion of first, any Class B Note Interest Arrearage, and second, the Class B Note Interest Payment for such Payment Date;

(G)           To the Series 2002-1 Restricted Cash Account, an amount sufficient so that the total amount on deposit therein is equal to the Series 2002-1 Restricted Cash Amount for such Payment Date;

(H)          (i) To the Deal Agent, an amount equal to the Renewal Fee, if applicable and (ii) to the Administrative Agent an amount equal to the sum of (x) the Administrative Agent Fee then due and payable and (y) any unpaid Administrative Agent Fee from all prior Payment Dates;

(I)            On a pari passu basis, (i) to each Holder of a Class A Note on the immediately preceding Record Date, an amount equal to its pro rata portion of the Class A Note Minimum Principal Payment Amount and (ii) to each Interest Rate Hedge Provider any termination payments owing under the related Interest Rate Hedge Agreement;

(J)            To each Holder of a Class B Note on the immediately preceding Record Date, an amount equal to its pro rata portion of the Class B Note Minimum Principal Payment Amount;

(K)          For any Payment Date on or after the Conversion Date, to each Holder of a Class A Note on the immediately preceding Record Date, an amount equal to its pro rata portion of the sum of (x) the Senior Step-Up Program Fee then due and payable and (y) any unpaid Senior Step-Up Program Fee from all prior Payment Dates, if any;

(L)           For any Payment Date on or after the Conversion Date, to each Holder of a Class B Note on the immediately preceding Record Date, an amount equal to its pro rata portion of the sum of (x) the Subordinate Step-Up Program Fee then due and payable and (y) any unpaid Subordinate Step-Up Program Fee from all prior Payment Dates, if any;

(M)         For any Payment Date on or after the Conversion Date, to each Holder of a Class A Note on the immediately preceding Record Date, an amount equal to its pro rata portion of the Class A Note Distributable Amortization Amount;

(N)          For any Payment Date on or after the Conversion Date, to each Holder of a Class B Note on the immediately preceding Record Date, an amount equal to its pro rata portion of the Class B Note Distributable Amortization Amount;

(O)          To each Holder of a Class A Note on the immediately preceding Record Date, pro rata, an amount equal to any Class A Increased Costs and amounts due pursuant to Sections 2.5 and 2.6 hereof, if any, then due and payable with respect to such Class A Note and any other costs, expenses, taxes and indemnities payable by the Issuer pursuant to the Class A Note Purchase Agreement;

(P)           To each Holder of a Class B Note on the immediately preceding Record Date, pro rata, an amount equal to any Class B Increased Costs and amounts due pursuant to Sections 2.5 and 2.6 hereof, if any, then due and payable with respect to such Class B Note and any other costs, expenses, taxes and indemnities payable by the Issuer pursuant to the Class B Note Purchase Agreement;

(Q)          To the Indenture Trustee for distribution pursuant to Section 401(d) of the Indenture, as Excess Cash Available for Distribution, to the extent that any Deficient Series is Outstanding on such Payment Date; and

(R)           To the Issuer by wire transfer of immediately available funds, any remaining amount on deposit in the Series 2002-1 Series Account on such Payment Date.

Notwithstanding the foregoing, the amounts set forth in clause (R) shall be payable only at such times as no Deficient Series then exists.

II                                        If an Early Amortization Event shall then be continuing:

(A)          By wire transfer of immediately available funds, to the Indenture Trustee, all Indenture Trustee’s Fees, to the Collateral Custodian, all Collateral Custodian’s Fees, to any Owner Trustee of an Owner Trust that owns a Series 2002-1 Engine, any fees and expenses incurred in performing its duties under the applicable Trust Agreement, in each case then due and payable for Series 2002-1 to the extent not paid by the Servicer;

(B)           (i)            If the Indenture Trustee has received the Servicer Report for the related Collection Period, to the Servicer by wire transfer of immediately available funds, an amount equal to the sum of any (x) Servicer Fee Arrearage and (y) Servicer Fee

then due and payable and (ii) to the Servicer by wire transfer of immediately available funds, an amount equal to any outstanding Servicer Advance;

(C)           To the Administrative Agent, any fees and expenses then payable to the Administrative Agent approved by the Requisite Global Majority pursuant to Section 405(b) of the Indenture;

(D)          To an Interest Rate Hedge Provider, any payments owing under the related Interest Rate Hedge Agreement other than termination payments;

(E)           To each Holder of a Class A Note on the immediately preceding Record Date an amount equal to such Holder’s pro rata portion of first, any Class A Note Interest Arrearage, and second, the Class A Note Interest Payment for such Payment Date;

(F)           To each Holder of a Class B Note on the immediately preceding Record Date, an amount equal to its pro rata portion of first, any Class B Note Interest Arrearage, and second, the Class B Note Interest Payment for such Payment Date;

(G)           To the Series 2002-1 Restricted Cash Account, an amount sufficient so that the total amount on deposit therein is equal to the Series 2002-1 Restricted Cash Amount for such Payment Date;

(H)          (i) To the Deal Agent, an amount equal to the Renewal Fee, if applicable and (ii) to the Administrative Agent an amount equal to the sum of (x) the Administrative Agent Fee then due and payable and (y) any unpaid Administrative Agent Fee from all prior Payment Dates;

(I)            For any Payment Date on or after the Conversion Date, to each Holder of a Class A Note on the immediately preceding Record Date, an amount equal to its pro rata portion of the sum of (x) the Senior Step-Up Program Fee then due and payable and (y) any unpaid Senior Step-Up Program Fee from all prior Payment Dates, if any;

(J)            For any Payment Date on or after the Conversion Date, to each Holder of a Class B Note on the immediately preceding Record Date, an amount equal to its pro rata portion of the sum of (x) the Subordinate Step-Up Program Fee then due and payable and (y) any unpaid Subordinate Step-Up Program Fee from all prior Payment Dates, if any;

(K)          On a pari passu basis, (i) to each Holder of a Class A Note on the immediately preceding Record Date, an amount equal to its pro rata portion of the Class A Note Minimum Principal Payment Amount and (ii) to each Interest Rate Hedge Provider any termination payments owing under the related Interest Rate Hedge Agreement;

(L)           To each Holder of a Class B Note on the immediately preceding Record Date, an amount equal to its pro rata portion of the Class B Note Minimum Principal Payment Amount;

(M)         To each Holder of a Class A Note on the immediately preceding Record Date, pro rata, an amount equal to any Class A Increased Costs and amounts due pursuant to Sections 2.5 and 2.6 hereof, if any, then due and payable with respect to such Class A Note and any other costs, expenses, taxes and indemnities payable by the Issuer pursuant to the Class A Note Purchase Agreement;

(N)          To each Holder of a Class B Note on the immediately preceding Record Date, pro rata, an amount equal to any Class B Increased Costs and amounts due pursuant to Sections 2.5 and 2.6 hereof, if any, then due and payable with respect to such Class B Note and any other costs, expenses, taxes and indemnities payable by the Issuer pursuant to the Class B Note Purchase Agreement;

(O)          To the Indenture Trustee for distribution pursuant to Section 401(d) of the Indenture, as Excess Cash Available for Distribution, to the extent that any Deficient Series is Outstanding on such Payment Date; and

(P)           To the Issuer by wire transfer of immediately available funds, any remaining amount on deposit in the Series 2002-1 Series Account on such Payment Date.

Any amounts payable to a Noteholder shall be made by wire transfer of immediately available funds to the account that such Noteholder has designated to the Indenture Trustee in writing on or prior to the Business Day immediately preceding the Payment Date.

Section 3.3            Allocation of Excess Cash Available for Distribution.

On each Payment Date, the Indenture Trustee shall distribute any Excess Cash Available for Distribution deposited into the Series 2002-1 Series Account in accordance with Section 401 of the Indenture in payment of the amounts and in the order of priority set forth in Section 3.2(I) or (II) hereof; as the case may be.

Section 3.4            Series 2002-1 Restricted Cash Account.

(a)           The Issuer shall establish on the Effective Date and maintain so long as any Series 2002-1 Note is Outstanding an Eligible Account with the Indenture Trustee which shall be designated as the Series 2002-1 Restricted Cash Account, which account is hereby pledged to the Indenture Trustee pursuant to the Indenture and this Supplement.  On the date on which the initial Loan is made, the Issuer will deposit the Series 2002-1 Restricted Cash Amount in the Series 2002-1 Restricted Cash Account from the proceeds of issuance of the Series 2002-1 Notes and thereafter amounts shall be deposited in the Series 2002-1 Restricted Cash Account in accordance with Section 3.2 of this Supplement.  Any and all moneys remitted by the Indenture Trustee to the Series 2002-1 Restricted Cash Account shall be invested in Eligible Investments in accordance with the Indenture and shall be distributed in accordance with this Section 3.4.

(b)           The Indenture Trustee shall as promptly as practicable, in accordance with written instructions from the Deal Agent delivered to the Indenture Trustee prior to each Payment Date, make a draw on the Series 2002-1 Restricted Cash Account in an amount equal to the extent by which amounts on deposit in the Series 2002-1 Series Account will be insufficient to pay those amounts payable pursuant to Section 3.2(I)(E) and (F) or Section 3.2(II)(E) and (F), as the case may be, on such Payment Date (after giving effect to any distributions to be made on such Payment Date prior to the payment of such amounts) and the amount of any such draw shall be deposited in the Series 2002-1 Series Account.

(c)           On each Payment Date, the Indenture Trustee shall, in accordance with the Servicer Report or pursuant to written instructions from the Deal Agent, deposit in the Series 2002-1 Series Account the excess, if any, of (A) amounts then on deposit in the Restricted Cash Account (after giving effect to any withdrawals therefrom on such Payment Date) over (B) the Series 2002-1 Restricted Cash Amount.  On the Final Payment Date, any remaining funds in the Series 2002-1 Restricted Cash Account shall be deposited in the Series 2002-1 Series Account and distributed in accordance with Section 3.2 of this Supplement.

Section 3.5            Series 2002-1 Engine Reserve Account.

(a)           The Issuer shall establish on the Effective Date and maintain an Eligible Account with the Indenture Trustee which shall be designated as the Series 2002-1 Engine Reserve Account, which account is hereby pledged to the Indenture Trustee pursuant to the Indenture and this Supplement.  The Issuer, or Servicer on its behalf; shall cause the Lessees to remit the Maintenance Reserve Payments to the Trust Account, and the Servicer, pursuant to the Servicing Agreement, shall, by not later than each Determination Date, specifically identify those Maintenance Reserve Payments to a particular Eligible Engine and instruct the Indenture Trustee to allocate all Maintenance Reserve Payments on deposit in the Trust Account which relate to any Engine pledged as collateral for the Series 2002-1 Notes, to the Series 2002-1 Engine Reserve Account.

(b)           The Issuer shall maintain (or shall cause the Servicer to maintain) records that will identify amounts on deposit in the Series 2002-1 Engine Reserve Account to a specific Eligible Engine.  The Servicer shall be entitled to withdraw funds from the Series 2002-1 Engine Reserve Account for the payment of maintenance expenses with respect to the related Eligible Engine, at the times and subject to the further conditions set forth in the Servicing Agreement; provided, however, that the Servicer may not make any such withdrawal in an amount greater than $1,000,000 unless the Deal Agent determines (or is deemed to determine) that the use of proceeds of such withdrawal complies with the Maintenance Reserve Withdrawal Conditions (as defined below).

The Servicer shall give the Indenture Trustee and the Deal Agent prior written notice of any such requested withdrawal in excess of $1,000,000, accompanied by supporting documentation showing compliance with the Maintenance Reserve Withdrawal Conditions.  Such request shall be accompanied by a notice in the form of Exhibit F to this Supplement, duly completed (a “Withdrawal Notice”).  The Indenture Trustee shall, upon receipt of such notice of a requested withdrawal and supporting documentation, transmit copies thereof by telecopy to the Deal Agent.  If such notice and documentation are received by the Indenture Trustee prior to

2:00 p.m. (New York time) on any Business Day, the Indenture Trustee will telecopy the same to the Deal Agent at (212) 412-3266 on the same Business Day.  In all other cases the Indenture Trustee will telecopy such notice and documentation to the Deal Agent at such telecopy number on the next Business Day following the Indenture Trustee’s receipt thereof.  If the Deal Agent determines that such supporting documentation does not show that such drawing complies with the Maintenance Reserve Withdrawal Conditions or that it has received insufficient supporting documentation to show such compliance, it will so indicate by signing the applicable Withdrawal Notice in the space provided, and sending such signed Withdrawal Notice to the Indenture Trustee and the Servicer no later than 5:00 p.m. (New York time) on the second Business Day after the day on which the Deal Agent received such telecopy from the Indenture Trustee.  Such notice by the Deal Agent, if given, will be sent to the Indenture Trustee by telecopy at (212) 815-2493.  If the Indenture Trustee does not receive such notice by 5:00 p.m. (New York time) on such second Business Day at such telecopy number, the Deal Agent will be deemed to have determined that such withdrawal complies with the Maintenance Reserve Withdrawal Conditions.  If the Indenture Trustee timely receives such Withdrawal Notice signed by the Deal Agent, it will not permit the applicable withdrawal from the Series 2002-1 Engine Reserve Account.  If the Indenture Trustee does not timely receive such Withdrawal Notice signed by the Deal Agent, it will permit the applicable withdrawal.

The “Maintenance Reserve Withdrawal Conditions” applicable to any Withdrawal Notice are that

(i)            the amount requested to be withdrawn must be no greater than the aggregate amount of the invoices for work done on the applicable Eligible Engine, copies of which are delivered as part of the supporting documentation for such Withdrawal Notice, and

(ii)           the amount requested to be withdrawn must be no greater than the aggregate amount of all Maintenance Reserve Payments on deposit in the Series  2002-1 Engine Reserve Account which were shown as being allocated to the applicable Eligible Engine in the most recently delivered Servicer Report.

Notwithstanding the foregoing, so long as a Servicer Default is then in effect, the Servicer shall not be entitled to make any such withdrawal (irrespective of the amount thereof) except upon presentation of supporting documentation reasonably determined by the Deal Agent to comply with the Maintenance Reserve Withdrawal Conditions and the terms of the applicable Lease Agreement (which shall evidence its determination by written instrument delivered to the Indenture Trustee).

Section 3.6            Series 2002-1 Security Deposit Account.

(a)           The Issuer shall establish on the Effective Date and maintain an Eligible Account with the Indenture Trustee which shall be designated as the Series 2002-1 Security Deposit Account, which account is hereby pledged to the Indenture Trustee pursuant to the Indenture and this Supplement.  The Issuer, or Servicer on its behalf, shall cause the Lessees to remit the Security Deposits to the Trust Account, and the Servicer, pursuant to the Servicing Agreement, shall, by not later than each Determination Date, specifically identify those Security Deposits to a particular Eligible Engine and instruct the Indenture Trustee to allocate all Security Deposits on deposit in the Trust Account which relate to any Engine pledged as collateral for the Series 2002-1 Notes, to the Series 2002-1 Security Deposit Account.

(b)           The Issuer shall maintain (or shall cause the Servicer to maintain) records that will identify amounts on deposit in the Series 2002-1 Security Deposit Account to a specific Eligible Engine.  The Servicer shall be entitled to withdraw funds from the Series 2002-1 Security Deposit Account for the refund to the Lessee of the Security Deposit with respect to the related Eligible Engine, at the times and subject to the further conditions set forth in the Servicing Agreement; provided, however, that so long as a Servicer Default is then in effect, the Servicer shall not be entitled to make such withdrawal except upon presentation of supporting documentation reasonably determined by the Deal Agent to comply with the terms of the applicable Lease Agreement (which shall evidence its determination by written instrument delivered to the Indenture Trustee).

(c)           The Servicer shall be entitled to withdraw any funds eligible for withdrawal pursuant to Section 3.6(b) from the Series 2002-1 Security Deposit Account and transfer them to the Series 2002-1 Collection Account to be applied (i) in respect of a final Scheduled Payment due and owing by the related Lessee with respect to the related Eligible Engine or (ii) otherwise upon a payment default by the related Lessee pursuant to the applicable Lease, at the times and subject to the further conditions set forth in the Servicing Agreement; provided, however, that so long as a Servicer Default is then in effect, the Servicer shall not be entitled to make such withdrawal except upon presentation of supporting documentation reasonably determined by the Deal Agent to comply with the terms of the applicable Lease Agreement (which shall evidence its determination by written instrument delivered to the Indenture Trustee).

Section 3.7            Securities Accounts.

(a)           Notwithstanding any other provision of this Supplement or the Indenture, with respect to each of the Securities Accounts, the Securities Intermediary hereby agrees that it will comply with entitlement orders (as such term is defined under the UCC) originated by the Indenture Trustee without further consent by the Issuer.

(b)           Each of the Issuer, the Securities Intermediary and the Indenture Trustee intends that the provisions of Section 3.7(a) will give the Indenture Trustee “control” over the Securities Accounts (as the term “control” is defined under the UCC), without prejudice to any other provision of the UCC that also would be deemed to give the Indenture Trustee such control.

ARTICLE IV

ADDITIONAL COVENANTS

In addition to the covenants set forth in Article VI of the Indenture, the Issuer hereby makes the following additional covenants for the benefit of the Series 2002-1 Noteholders:

Section 4.1            Additional Series.

For so long as any Series 2002-1 Note is Outstanding, the Issuer shall not issue any additional Series of Notes on or after the Effective Date without (a) the prior written consent of the Control Party for this Series 2002-1, (b) confirmation in writing that the Outstanding obligations of each Series of Notes (calculated after giving effect to such proposed issues) shall not exceed the Asset Base for such Series of Notes as evidenced by the related Asset Base Certificate most recently received by the Indenture Trustee (but not earlier than the preceding Payment Date) and (c) confirmation in writing that no Early Amortization Event or Event of Default has occurred and is then continuing, and as a result of the issuance of such new Series no Early Amortization Event or Event of Default will exist.

Section 4.2            Reserved.

Section 4.3            Inspections.

The Issuer agrees that any Person designated in writing by the Deal Agent may consult with the proper officials of the Issuer (including, without limitation, officials of any Affiliate of the Issuer in charge of servicing the Lease Agreements) at such times during normal business hours and as often as the Deal Agent may reasonably request regarding the information required to be furnished pursuant to the Servicing Agreement or regarding the performance of its respective covenants and agreements contained in any of this Supplement or any of the Related Documents to which it is a party.

Section 4.4            Portfolio Report; Principal Report.

(a)           The Issuer shall (or shall cause the Servicer to) on each Determination Date prepare and deliver to the Indenture Trustee, each Series Enhancer (if applicable), each Rating Agency (if applicable) and the Administrative Agent a monthly report substantially in the form attached hereto as Exhibit J-1 (the “Portfolio Report”) detailing the status of each Lease including but not limited to engine utilization, engine lease rates, engine purchases and dispositions, current Lessees, any repossessions under any Lease and any delinquencies under any Lease.

(b)           The Issuer shall (or shall cause the Servicer to) on each Principal Report Date prepare and deliver to the Administrative Agent a monthly report substantially in the form attached hereto as Exhibit J-2 (the “Principal Report”) for the related Payment Date listing the Class A Note Principal Balance and the Class B Note Principal Balance that will be outstanding on such Payment Date after all distributions of principal on such Payment Date.

Section 4.5            Interest Rate Hedge Agreements.

(a)           The Issuer shall enter into Interest Rate Hedge Agreements in order to protect the Issuer, to the extent commercially practicable, from fluctuations in interest rates which would increase the interest payments of the Issuer on Notes issued under this Supplement; provided that Interest Rate Hedge Agreements shall be maintained in at least the amount specified in Schedule 1 and in form and substance acceptable to the Deal Agent and be with an Interest Rate Hedge Provider acceptable to the Deal Agent; provided, however, that following any Servicer Default the Deal Agent shall have the right, in its sole discretion but after consultation with the initial Servicer if the initial Servicer is still an operating entity, to direct the Indenture Trustee to enter into Interest Rate Hedge Agreements on the Issuer’s or the Indenture Trustee’s behalf on or prior to the effective date of each such Interest Rate Hedge Agreement which is not solely a cap agreement, the Interest Rate Hedge Providers thereunder shall agree, for the period of one year after all Indebtedness under this Supplement shall have been paid in full, not to commence any case, proceeding or other action under any existing or future Insolvency Law seeking to have an order for relief entered with respect to the Issuer.  In addition, long term senior unsecured indebtedness of the related Interest Rate Hedge Provider shall be rated not less than “A” by Standard & Poor’s and “A2” by Moody’s.

(b)           Each Interest Rate Hedge Agreement shall provide that all payments made pursuant thereto shall be paid directly to the Series 2002-1 Series Account or shall be assigned to the Issuer with directions from the Issuer to deposit such payments in the Series 2002-1 Series Account, and all payments received from an Interest Rate Hedge Provider shall be deposited by the Issuer or the Indenture Trustee directly into the Series 2002-1 Series Account.

Section 4.6            Insurance.

Within 45 days of the Closing Date or the Transfer Date related to the transfer of any additional Engine and related Lease Agreement, in the case of any Engine and related Lease Agreement received from an Affiliate of the Issuer, and on or before such Closing Date or Transfer Date, in the case of all other Engines and related Lease Agreements, and on the date of the applicable Subsequent Lease Transaction, the Issuer shall deliver to the Collateral Custodian certificates evidencing the applicable Lessee’s insurance coverage (in addition to any insurance coverage required under the Servicing Agreement), which shall be satisfactory to the Deal Agent, and shall name the Indenture Trustee on behalf of the Series 2002-1 Noteholders as contract party or additional loss payee, as the case may be, in the case of casualty insurance, and as additional insured in the case of liability insurance.

Section 4.7            Lessee Acknowledgment.

Within 90 days of the Closing Date or the Transfer Date with respect to any Engine, the Lessee under the Lease Agreement relating to such Engine, if any, shall have executed and delivered to the Deal Agent a written agreement, substantially in the form attached hereto as Exhibit D.

Section 4.8            Opinions of Foreign Local Counsel.

Within 120 days of the Closing Date or the Transfer Date related to each Engine and related Lease Agreement, as the case may be, the Issuer shall cause the delivery to the Series 2002-1 Noteholders of such Opinions of Counsel as may be requested by the Deal Agent, other than counsel employed by the Issuer, the Seller or the Servicer for purposes other than solely with respect to the issuance of such opinions, in form and substance satisfactory to the Series 2002-1 Noteholders, as to the perfection and priority (to the extent applicable in such jurisdiction) of the Indenture Trustee’s security interest in each Engine and related Lease

Agreement, which are subject to the applicable laws of any jurisdiction other than the United States.

Section 4.9            Filing of Leases with FAA.

The Issuer will cause each Lease to be duly filed with the FAA, together with any Lease assignment which may be necessary to perfect the Indenture Trustee’s security interest in such Lease, no later than the Transfer Date of the applicable Engine and, in the case of any Lease executed and delivered after such Transfer Date, no later than the date of such execution and delivery, and will deliver, or will cause to be delivered, evidence of such filing together with any “chattel paper” original of such Lease to the Collateral Custodian within three Business Days of such filing.

ARTICLE V

CONDITIONS OF EFFECTIVENESS AND FUTURE LENDING

Section 5.1            Effectiveness of Supplement.

The effectiveness of this Supplement is subject to the condition precedent that the Indenture Trustee shall have received all of the following, each duly executed and dated as of the Effective Date, in form and substance satisfactory to all of the initial Series 2002-1 Noteholders and each (except for the Series 2002-1 Notes, of which only the originals shall be signed) in sufficient number of signed counterparts to provide one for each Series 2002-1 Noteholder:

(a)           Series 2002-1 Notes:  Separate Series 2002-1 Notes executed by the Issuer, and duly authenticated by the Indenture Trustee, in favor of each Series 2002-1 Noteholder in the stated principal amount of such Series 2002-1 Notes that such Series 2002-1 Noteholder has agreed to purchase.

(b)           Certificate(s) of Secretary or Assistant Secretary.  Separate certificates executed by the corporate secretary or assistant secretary of each of Willis Lease Finance Corporation (in its capacities as the Seller, the Servicer and the Guarantor) and the Issuer, dated the Effective Date, certifying (i) that the respective company has the authority to execute and deliver, and perform its respective obligations under each of the Series 2002-1 Transaction Documents to which it is a party, and (ii) that attached are true, correct and complete copies of the Certificate of Incorporation, by-laws, board resolutions and incumbency certificates (in the case of Willis Lease Finance Corporation) or Certificate of Formation, Limited Liability Company Agreement and incumbency certificates (in the case of the Issuer) in form and substance satisfactory to all of the initial Series 2002-1 Noteholders, as to such matters as they shall require.

(c)           Security Documents.  The Indenture and this Supplement, in form and substance satisfactory to all of the initial Series 2002-1 Noteholders, shall have been executed and delivered by Issuer, and all other parties thereto, together with other documents reasonably requested by Series 2002-1 Noteholders.

(d)           Opinions of Counsel.  Opinions of Counsel to the Issuer, the Seller, the Guarantor, the Servicer and the Indenture Trustee, in form and in substance satisfactory to the initial Series 2002-1 Noteholders as to such matters as it shall require.

(e)           Series 2002-1 Transaction Documents.  Each of the Servicing Agreement, the Contribution and Sale Agreement, the Administration Agreement, the Indenture, the Class A Note Purchase Agreement, the Class B Note Purchase Agreement, this Supplement and the Issuer Fee Letter shall have been duly executed and delivered.

(f)            Good Standing Certificates.  Good Standing Certificates in the state(s) of formation and location for each of the Seller (as Seller and Servicer), the Guarantor and the Issuer.

(g)           Establishment of Accounts.  Each of the Trust Account, the Series 2002-1 Series Account, the Restricted Cash Account, the Series 2002-1 Restricted Cash Account, the Engine Reserve Account, the Series 2002-1 Engine Reserve Account, the Security Deposit Account and the Series 2002-1 Security Deposit Account shall have been established with the Indenture Trustee as evidenced by a certificate of an authorized officer of the Indenture Trustee.

(h)           Guaranty.  The Guarantor shall have duly executed and delivered the Guaranty.

(i)            Legal Fees.  The Issuer shall have paid to Sidley Austin Brown & Wood llp its fees and expenses as counsel for the Deal Agent and the Purchasers.

Purchase of the Series 2002-1 Notes by the Series 2002-1 Noteholders shall be conclusive evidence, upon which the Indenture Trustee may rely that the Series 2002-1 Noteholders have determined that the conditions precedent to the effectiveness of the Series 2002-1 Supplement set forth in (a) through (i) above, have been complied with to their satisfaction.

Section 5.2            Advances on Notes.

The obligation of a Purchaser to make any Loans pursuant to the applicable Note Commitment under this Supplement and the applicable Note Purchase Agreement is subject to the following further conditions precedent; provided, however, that the Deal Agent may waive in writing those conditions set forth in subdivisions (o), (r), (s), (v) and (w) of this Section 5.2:

(a)           Default.  Before and after giving effect to such advance, no Event of Default shall have occurred and be continuing.

(b)           Early Amortization Event.  Before and after giving effect to such advance, no Early Amortization Event shall have occurred and be continuing, unless each of the Requisite Global Majority and Holders representing one hundred percent (100%) of the Aggregate Note Principal Balance have approved such advance.

(c)           Certification.  Issuer shall have delivered to the Collateral Custodian, Deal Agent and Sheffield a compliance certificate, signed by an officer of Issuer, as to the matters set out in Article V and in Article VI of this Supplement.

(d)           Asset Base Certificate.  Issuer shall have delivered to the Collateral Custodian, Deal Agent and Sheffield a duly completed and executed Asset Base Certificate, as of each Determination Date and one (1) day preceding an Incremental Funding (as defined in applicable Note Purchase Agreement), that states that (i) the Class A Note Principal Balance (after giving effect to such proposed advance of principal of the Class A Note, if applicable) will not exceed the Senior Asset Base for Series 2002-1 and (ii) the Class B Note Principal Balance (after giving effect to such proposed advance of principal of the Notes, if applicable) will not exceed the Subordinate Asset Base for Series 2002-1 and complies with the requirements therefor set forth in the Indenture and this Supplement.

(e)           Conversion Date.  The Conversion Date shall not have occurred.

(f)            Security Documents.  All UCC financing statements and documents of similar import in other jurisdictions, including the documents required to be filed pursuant to the Contribution and Sale Agreement, and other documents reasonably requested by Series 2002-1 Noteholders shall have been filed with the applicable Governmental Authorities, and all Evidence of Filing delivered by the Seller to the Issuer on such Transfer Date pursuant to Section 2.03(c) of the Contribution and Sale Agreement shall have been delivered to the Deal Agent and the Collateral Custodian.

(g)           Certificate as to Engines.  A certificate from the Servicer certifying that it is managing all of the Contributed Engines in accordance with the Servicing Agreement shall have been delivered to the Collateral Custodian.

(h)           Opinions of Counsel.  The Collateral Custodian shall have received Opinions of Counsel to the Issuer, other than counsel employed by the Issuer, the Seller or the Servicer, as to the filing with the FAA of the Indenture Trustee’s security interest in the Collateral, and the perfection and priority of such security interest with respect to FAA matters in form and substance satisfactory to the Series 2002-1 Noteholders.

(i)            Perfected Security Interest.  The Collateral Custodian and the Deal Agent shall have received evidence satisfactory to the Deal Agent that the Indenture Trustee has (or upon funding, will have) a perfected, first priority security interest in each Engine and related Lease Agreements that will be the subject of such Loan; provided, however, that if the applicable laws of any jurisdiction in which an Engine is required to be registered does not provide for a means to obtain such a perfected, first priority security interest, then the Issuer shall provide additional assurances satisfactory to the Purchasers.

(j)            Appraisal.  The Collateral Custodian and the Deal Agent shall have received an Appraisal in form, scope and for a value satisfactory to the Deal Agent with respect to each Engine that will be the subject of such Loan.

(k)           Chattel Paper.  Any original counterpart of each Lease Agreement (other than the one held by the Lessee or filed with any relevant Governmental Authority) that will be the subject of a Loan that constitutes “chattel paper” for purposes of the UCC as in effect in the jurisdiction whose law governs the Lease Agreement has been delivered in escrow to the Issuer’s FAA Counsel on or prior to the effectiveness of such Lease Agreement, and shall have been filed with the FAA on or before the date of such Loan, provided, however, that FAA Counsel shall deliver such “chattel paper” original counterpart to the Collateral Custodian within three (3) Business Days after such filing.

(l)            Remittance to Trust Account.  The Lessee under each Lease Agreement that will be the subject of a Loan shall have been directed to remit to the Trust Account all Scheduled Payments and other amounts owing pursuant to such Lease Agreement.

(m)          Lessee Acknowledgment.  The Lessee under the Lease Agreement relating to an Engine, if any, shall have received a written agreement for Lessee’s signature, substantially in the form attached hereto as Exhibit D.

(n)           Reserved.

(o)           Maximum Concentration by Engine Types.  Each Engine shall have been manufactured by one of the manufacturers set forth under the column titled “Manufacturer” on Exhibit C hereto and shall be one of the engine types set forth opposite the name of such manufacturer under the column titled “Engine Type” on Exhibit C hereto.  After giving effect to the transfer of Engines on any Transfer Date, the sum of the Net Book Values of all Eligible Engines (relating to Existing and Possible Loans) of the same engine type shall not exceed an amount equal to the product of (i) the percentage set forth opposite such engine type in the column entitled “Maximum Concentration” on Exhibit C hereto and (ii) the Aggregate Net Book Value (relating to Existing and Possible Loans) on such Transfer Date.

(p)           Maximum Concentration for Single Lessee.  After giving effect to the transfer of Engines and the related Lease Agreements on any Transfer Date, the sum of the Net Book Values of all Eligible Engines (relating to Existing and Possible Loans) that are or would be subject to a Lease Agreement with a single Lessee (including Affiliates thereof) shall not exceed an amount equal to the product of (i) the Single Lessee Percentage and (ii) the Aggregate Net Book Value (relating to Existing and Possible Loans).

(q)           Maximum Concentration for any Three Lessees.  After giving effect to the transfer of Engines and the related Lease Agreements on any Transfer Date, the sum of the Net Book Values of all Eligible Engines (relating to Existing and Possible Loans) that are or would be subject to a Lease Agreement with the three (3) largest Lessees with respect to aggregate Net Book Values (including Affiliates thereof) shall not exceed an amount equal to the product of (i) the Three Lessee Percentage and (ii) the Aggregate Net Book Value (relating to Existing and Possible Loans).

(r)            Maximum Concentration by Geographic Region.  After giving effect to the transfer of Engines and the related Lease Agreements on any Transfer Date, the sum of the Net Book Values of all Engines (relating to Existing and Possible Loans) that are or would be subject to a Lease Agreement with Lessees having corporate headquarters located in the geographic regions set forth in Schedule 1 shall not exceed an amount equal to the product of (i) the percentage set forth opposite such geographic region under the column entitled “Maximum Geographic Percentage” in the Geographic Concentration Table in Schedule 1 and (ii) the Aggregate Net Book Value (relating to Existing and Possible Loans).

(s)           Concentration of Engines for Wide Body Aircraft.  After giving effect to the transfer of all Engines which are transferred on any Transfer Date, the sum of the Net Book Values of all Eligible Engines designed to power Wide Body Aircraft shall not exceed an amount equal to the product (A) the Wide Body Aircraft Percentage and (B) the Aggregate Net Book Value.

(t)            On-Lease Percentage.  After giving effect to the transfer of Engines on any Transfer Date, the On-Lease Percentage of all Eligible Engines (relating to Existing and Possible Loans) as of such Transfer Date shall not be less than the Applicable Percentage.

(u)           Weighted Average Lease Rate Factor.  After giving effect to the transfer of Engines on any Transfer Date, the Weighted Average Lease Rate Factor for all Eligible Engines (relating to Existing and Possible Loans) shall not be less than the Weighted Average Lease Rate Percentage.

(v)           One Year Lease Expiry Concentration Percentage.  After giving effect to the transfer of Engines on any Transfer Date, the One Year Lease Expiry Concentration Percentage for Eligible Engines (relating to Existing and Possible Loans) on such Transfer Date shall not exceed the Target One Year Lease Expiry Concentration Percentage.

(w)          Two Year Lease Expiry Concentration Percentage.  After giving effect to the transfer of Engines on any Transfer Date, the Two Year Lease Expiry Concentration Percentage for Eligible Engines (relating to Existing and Possible Loans) on such Transfer Date shall not exceed the Target Two Year Lease Expiry Concentration Percentage.

(x)            Reserved.

(y)           Reserved.

(z)            Cargo-only Carriers.  After giving effect to the transfer of Engines on any Transfer Date, the percentage of Engines leased to cargo-only carriers shall not exceed 15% of all Eligible Engines.

(aa)         Owner Trustee Documents.  With respect to each Engine owned by an Owner Trustee, the Collateral Custodian shall have received from such Owner Trustee within three (3) Business Days of the transfer of such Engine to such Owner Trustee (i) a copy of the resolutions of the Board of Directors of the Owner Trustee, in its individual capacity, certified by the Secretary or an Assistant Secretary of the Owner Trustee, duly authorizing the execution, delivery and performance by the Owner Trustee of each of the Related Documents to which the Owner Trustee is or will be a party; (ii) an incumbency certificate of Owner Trustee, as to the persons authorized to execute and deliver the Related Documents to which it is or will be a party and the signatures of such person or persons; and (iii) a legal opinion of counsel to the Owner Trustee with respect to the due authorization, execution and delivery by the Owner Trustee of the Related Documents to which it is or will be a party.

(bb)         Collateral Custody Agreement.  The Issuer, the Servicer, the Indenture Trustee and the Deal Agent shall have entered into a Collateral Custody Agreement in form and substance satisfactory to the Deal Agent with the Collateral Custodian and, on or before the date of the applicable Loan, the Collateral Custodian shall have confirmed to the Deal Agent in writing that the Collateral Custodian has received the documents required by Schedule I (attached hereto as Exhibit G) of such Collateral Custody Agreement to be delivered on or before the date of such applicable Loan.

Section 5.3            Deliveries.  The Issuer will timely file and deliver each document which is required to be filed or delivered hereunder or under any Related Document, or the filing or delivery of which is listed as a condition to the making of any Loan in Section 5.2 but which is permitted to be filed or delivered after the date of such Loan, strictly within the time period set forth herein for such filing or delivery.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES

To induce the Series 2002-1 Noteholders to purchase the Series 2002-1 Notes hereunder, the Issuer hereby represents and warrants to the Series 2002-1 Noteholders as of the Effective Date, the Closing Date and each date on which a Loan is made (to the extent applicable to the Issuer generally and to the assets added to the Collateral on such date on which a Loan is made, unless otherwise specified) that:

Section 6.1            Existence.

Issuer is a limited liability company duly organized, validly existing and in compliance under the laws of the State of Delaware.  Issuer is in good standing and is duly qualified to do business in each jurisdiction where the failure to do so would have a material adverse effect upon the Issuer.

Section 6.2            Authorization.

Issuer has the power and is duly authorized to execute and deliver this Supplement and the other Series 2002-1 Transaction Documents to which it is a party, Issuer is and will continue to be duly authorized to borrow monies hereunder, and Issuer is and will continue to be authorized to perform its obligations under this Supplement and under the other Series 2002-1 Transaction Documents.  The execution, delivery and performance by Issuer of this Supplement and the other Series 2002-1 Transaction Documents to which it is a party and the borrowings hereunder do not and will not require any consent or approval of any Governmental Authority, stockholder or any other Person which has not already been obtained.

Section 6.3            No Conflict; Legal Compliance.

The execution, delivery and performance of this Supplement and each of the other Series 2002-1 Transaction Documents and the execution, delivery and payment of the Series 2002-1 Notes will not: (a) contravene any provision of Issuer’s charter documents or bylaws or other organizational documents; (b) contravene, conflict with or violate any applicable law or regulation, or any order, writ, judgment, injunction, decree, determination or award of any Governmental Authority; or (c) materially violate or result in the breach of; or constitute a default under any indenture or other loan or credit agreement, or other agreement or instrument to which Issuer is a party or by which Issuer, or its property and assets may be bound or affected.  Issuer is not in material violation or breach of or default under any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any contract, agreement, lease, license, indenture or other instrument to which it is a party.

Section 6.4            Validity and Binding Effect.

This Supplement is, and each Series 2002-1 Transaction Document to which Issuer is a party, when duly executed and delivered, will be, legal, valid and binding obligations of Issuer, enforceable against Issuer in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies.

Section 6.5            Financial Statements.

Since December 30, 2001, there has been no Material Adverse Change in the financial condition of the Seller or the Servicer.

Section 6.6            Executive Offices.

The current location of Issuer’s chief executive office and principal place of business is located at 2320 Marinship Way, Suite 200, Sausalito, California 94965.  The Issuer does not have trade names or doing business names.

Section 6.7            No Agreements or Contracts.

The Issuer has not transacted any business on or prior to the Effective Date.  The Issuer is not now and has not been a party to any contract or agreement (whether written or oral), other than the Series 2002-1 Transaction Documents and contracts or agreements incidental thereto, including contracts or agreement for the sale of any Contributed Assets or any Beneficial Interests, provided that such sale is permitted by the Indenture.  Notwithstanding the foregoing sentence, the Issuer may enter into any agreement(s) for disposition of any Contributed Assets or a Beneficial Interest in an Owner Trust which owns a Contributed Engine so long as such disposition is permitted by Sections 606(a), 612, 804 or 816 of the Indenture.

Section 6.8            Consents and Approvals.

No approval, authorization or consent of any trustee or holder of any Indebtedness or obligation of Issuer or of any other Person under any material agreement, contract, lease or license or similar document or instrument to which Issuer is a party or by which Issuer is bound, is required to be obtained by Issuer in order to make or consummate the transactions contemplated under the Series 2002-1 Transaction Documents.  All consents and approvals of, filings and registrations with, and other actions in respect of, all Governmental Authorities required to be obtained by Issuer in order to make or consummate the transactions contemplated under the Series 2002-1 Transaction Documents have been, or prior to the time when required will have been, obtained, given, filed or taken and are or will be in full force and effect.

Section 6.9            Margin Regulations.

Issuer does not own any “margin security”, as that term is defined in Regulations G and U of the Federal Reserve Board, and the proceeds of the Series 2002-1 Notes issued under this Supplement will be used only for the purposes contemplated hereunder.  None of such proceeds will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the loans under this Supplement to be considered a “purpose credit” within the meaning of Regulations T, U and X.  Issuer will not take or permit any agent acting on its behalf to take any action which might cause this Supplement or any document or instrument delivered pursuant hereto to violate any regulation of the Federal Reserve Board.

Section 6.10         Taxes.

All federal, state, local and foreign tax returns, reports and statements required to be filed by Issuer have been filed with the appropriate Governmental Authorities, and all Taxes and other impositions shown thereon to be due and payable by Issuer have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof, or any such fine, penalty, interest, late charge or loss has been paid, or Issuer is contesting its liability therefore in good faith and has fully reserved all such amounts according to GAAP in the financial statements provided to the Noteholders pursuant to Section 626 of the Indenture.  Issuer has paid when due and payable all material charges upon the books of Issuer and no Government Authority has asserted any Lien against Issuer with respect to unpaid Taxes.  Proper and accurate amounts have been withheld by Issuer and its Subsidiaries from its employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective Governmental Authorities.

Section 6.11         Other Regulations.

Issuer is not: (a) a “public utility company” or a “holding company,” or an “affiliate” or a “Subsidiary company” of a “holding company,” or an “affiliate” of such a “Subsidiary company,” as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or (b) an “investment company,” or an “affiliated person” of; or a “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.  The issuance of the Notes hereunder and the application of the proceeds and repayment thereof by Issuer and the performance of the transactions contemplated by this Supplement and the other Series 2002-1 Transaction Documents will not violate any provision of the Investment Company Act of 1940, as amended, or the Public Utility Holding Company Act of 1935, as amended, or any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

Section 6.12         Solvency and Separateness.

The Issuer represents, warrants and covenants to take the following actions to maintain its existence separate and apart from any other Person:

(i)            maintain books of account in accordance with GAAP and maintain its accounts, books and records separate from any other person or entity;

(ii)           not commingle its funds or assets with those of any other entity;

(iii)          hold its assets in its own name;

(iv)          conduct its business solely in its own name;

(v)           pay its own liabilities out of its own funds and assets;

(vi)          observe all corporate formalities;

(vii)         maintain an arms-length relationship with its affiliates;

(viii)        not assume or guarantee or become obligated for the debts of any other entity or hold out its credit as being available to satisfy the obligation of any other entity, and will not permit any other person to assume or guarantee or become obligated for its debts or hold out its credit as being available to satisfy the Issuer’s obligations, except with respect to (A) obligations of the Seller under the Guaranty and (B) obligations of the Seller to Lessees arising by operation of law under Eligible Leases with respect to which the consent of such Lessees has not been obtained prior to the transfer of such Eligible Leases to Issuer by Seller pursuant to the Contribution and Sale Agreement

(ix)           not acquire obligations or securities of its stockholders;

(x)            allocate fairly and reasonably overhead or other expenses that are properly shared with any other person or entity, including without limitation, shared office space, and use separate stationery, invoices and checks;

(xi)           identify and hold itself out as a separate and distinct entity under its own name and not as a division or part of any other person or entity;

(xii)          correct any known misunderstanding regarding its separate identity;

(xiii)         not make loans to any person or entity;

(xiv)        not identify its stockholders, or any affiliates of any of them, as a division or part of itself;

(xv)         not enter into, or be a party to, any transaction with its stockholders or their affiliates, except in the ordinary course of its business and on terms which are intrinsically fair and are no less favorable to it than would be obtained in a comparable arms-length transaction with an unrelated third party;

(xvi)        pay the salaries of its own employees, if any, from its own funds;

(xvii)       maintain capital that is adequate for the business and undertakings of the Issuer;

(xviii)      have one director who shall not have been, at the time of his or her appointment or at any time in the preceding five (5) years: (a) a direct or indirect legal or beneficial stockholder of the Issuer or any of its affiliates; (b) a creditor, supplier, employee, officer, director, manager or contractor of the Issuer or any of its affiliates; (c) a person who controls the Issuer or any of its affiliates; or (d) a member of the immediate family of a person defined in (a), (b) or (c) immediately above;

(xix)         is not insolvent under the Insolvency Law and will not be rendered insolvent by the transactions contemplated by the Series 2002-1 Transaction Documents and after giving effect to such transactions, the Issuer will not be left with an unreasonably small amount of capital with which to engage in its business nor will the Issuer have intended to incur, or believed that it has incurred, debts beyond its ability to pay such debts as they mature.  The Issuer does not contemplate the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, trustee or similar person in respect of the Issuer or any of its assets.

Section 6.13         No Proceedings.

Each of the Issuer and the Indenture Trustee hereby agrees that it will not institute against, or join any other Person in instituting against Sheffield any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any other state of the United States, so long as any Commercial Paper Notes shall be outstanding and there shall not have elapsed one year and one day since the last day on which any such Commercial Paper Notes shall have been outstanding.

Section 6.14         Recourse Against Certain Parties.

(a)           No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of any of the Issuer, the Servicer, Sheffield, any Purchaser or the Deal Agent as contained in the Series 2002-1 Transaction Documents or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any administrator of such party or any incorporator, affiliate, stockholder, officer, employee or director of such party or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of such party contained in the Series 2002-1 Transaction Documents and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of such party, provided that in the case of Sheffield, such liabilities shall be paid only after the repayment in full of all Commercial Paper Notes and all other liabilities contemplated in the program documents with respect to Sheffield, and that no personal liability whatsoever shall attach to or be incurred by any administrator of such party or any incorporator, stockholder, affiliate, officer, employee or director of such party or of any such administrator, as such, or any of them, under or by reason of any of the obligations, covenants or agreements of such Purchaser contained in the Series 2002-1

Transaction Documents or in any other such instrument, document or agreement, or which are implied therefrom, and that any and all personal liability of every such administrator of such party and each incorporator, stockholder, affiliate, officer, employee or director of such party or of any such administrator, or any of them, for breaches by such party of any such obligations, covenants or agreements, which liability may arise either at common law or in equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of; and in consideration for, the execution of the Series 2002-1 Transaction Documents.

(b)           Notwithstanding anything contained in this Agreement or any other Series 2002-1 Transaction Document, Sheffield shall have no obligation to pay any amount required to be paid by it hereunder or in excess of any amount available to Sheffield after paying or making provision for the payment of its Commercial Paper Notes.  All payment obligations of Sheffield hereunder are contingent upon the availability of funds in excess of the amounts necessary to pay Commercial Paper Notes; and each of the Issuer, the Deal Agent and the Servicer agrees that they shall not have a claim under Section 101(5) of the United States Bankruptcy Code if and to the extent that any such payment obligation exceeds the amount available to Sheffield to pay such amounts after paying or making provision for the payment of its Commercial Paper Notes.

(c)           The provisions of this Section 6.14 shall survive the termination of this Agreement.

Section 6.15         Survival of Representations and Warranties.

So long as any of the Notes shall be Outstanding and until payment and performance in full of the Outstanding Obligations, the representations and warranties contained herein shall have a continuing effect as having been true when made.

Section 6.16         No Event of Default or Early Amortization Event.

No Event of Default or Early Amortization Event has occurred and is continuing.

Section 6.17         Litigation and Contingent Liabilities.

No claims, litigation, arbitration proceedings or governmental proceedings by any Governmental Authority are pending or threatened against or are affecting Issuer or any of its Subsidiaries the results of which might interfere with the consummation of any of the transactions contemplated by this Supplement or any document issued or delivered in connection herewith.

Section 6.18         Title; Liens.

The Issuer has good, legal and marketable title to its assets including the Collateral, and none of such assets is subject to any Lien, except for the Lien created pursuant to the Indenture.  The Issuer has not assigned, conveyed, pledged or otherwise transferred to any other Person any of its right, title or interest in the Collateral.

Section 6.19         Subsidiaries.

At all times on or prior to the Effective Date, the Issuer has had no subsidiaries other than WLFC Funding (Ireland) Limited, a corporation organized under the law of the Republic of Ireland.

Section 6.20         No Partnership.

The Issuer is not a partner or joint venturer in any partnership or joint venture.

Section 6.21         Pension and Welfare Plans.

No accumulated funding deficiency (as defined in Section 412 of the Code or Section 302 of ERISA) or reportable event (within the meaning of Section 4043 of ERISA), has occurred with respect to any Plan.  The present value of all benefit liabilities under all Plans subject to Title IV of ERISA, as defined in Section 4001(a)(16) of ERISA, exceeds the fair market value of all assets of Plans subject to Title IV of ERISA (determined as of the most recent valuation date for such Plan on the basis of assumptions prescribed by the Pension Benefit Guaranty Corporation for the purpose of Section 4044 of ERISA), by no more than $1.9 million.  Neither Issuer nor any ERISA Affiliate is subject to any present or potential withdrawal liability pursuant to Title IV of ERISA and no multiemployer plan (within the meaning of Section 4001 (a)(3) of ERISA) to which the Issuer or any ERISA Affiliate has an obligation to contribute or any liability, is or is likely to be disqualified for tax purposes, in reorganization within the meaning of Section 4241 of ERISA or Section 418 of the Code) or is insolvent (as defined in Section 4245 of ERISA).  No liability (other than liability to make periodic contributions to fund benefits) with respect to any Plan of Issuer, or Plan subject to Title IV of ERISA of any ERISA Affiliate, has been, or is expected to be, incurred by Issuer or an ERISA Affiliate, either directly or indirectly.  All Plans of Issuer are in material compliance with ERISA and the Code.  No lien under Section 412 of the Code or 302(f) of ERISA or requirement to provide security under the Code or ERISA has been or is reasonably expected by Issuer to be imposed on its assets.  The Issuer does not have any obligation under any collective bargaining agreement.  As of the Effective Date, the Issuer is not an employee benefit plan within the meaning of ERISA or a “plan” within the meaning of Section 4975 of the Code and assets of the Issuer do not constitute “plan assets” within the meaning of Section 2510.3-101 of the regulations of the Department of Labor.

Section 6.22         Ownership of Issuer.

On the Effective Date, all of the issued and outstanding common shares of the Issuer are owned by Willis Lease Finance Corporation.

Section 6.23         Security Interest.

The security interest in the Collateral created pursuant to the Indenture and this Supplement has been validly created, and no other action is required to be taken by any person in order for the full benefit of the security interest created thereby to vest in the Indenture Trustee in order to insure the first priority perfected security interest of the Indenture Trustee (for the benefit of the Series 2002-1 Noteholders) in the Collateral.  Each Lease Agreement is “chattel paper” (under the UCC, if the UCC is in effect in the jurisdiction whose law governs the Lease

Agreement).  All executed counterparts of each Lease Agreement (other than the one held by the related Lessee or filed with any relevant Governmental Authority) that constitutes “chattel paper” are in the possession of the Custodian.

Section 6.24         Eligible Lease Agreements; Eligible Engines.

Each of the Lease Agreements is an Eligible Lease and each Engine is an Eligible Engine.

ARTICLE VII

EARLY AMORTIZATION EVENT

Section 7.1            Early Amortization Event.

With respect to the Series 2002-1 Notes, as of any date of determination, the existence of any one of the following events or conditions shall constitute an Early Amortization Event:

(i)            An “event of default” under any Related Document (including an Event of Default) shall have occurred and then be continuing;

(ii)           A Servicer Default shall have occurred and then be continuing;

(iii)          The Aggregate Note Principal Balance of any Series exceeds the Asset Base for such Series on any Payment Date (after giving effect to any payments of principal on such Payment Date) and such excess continues for a period of 10 consecutive days without being cured;

(iv)          The EBIT Ratio of Issuer shall be less than the Target EBIT Ratio;

(v)           Prior to the date on which the Term Securitization is consummated, the Asset Base shall be less than or equal to $60,000,000, or, as of the close of business on the date on which the Term Securitization is consummated, either the Asset Base or the total Outstanding Obligations for Series 2002-1 shall be greater than $0;

(vi)          The occurrence of any other Early Amortization Event as specified in the Indenture;

(vii)         Outstanding Obligations exceed 90% of the aggregate Appraised Values of each Eligible Engine and such excess continues for a period of 10 consecutive days without being cured;

(viii)        The Quarterly Utilization Rate is less than 75%.

(ix)           The failure to pay in full on any Payment Date (a) interest accrued on the Notes, (b) the Class A Minimum Principal Payment Amount and the Class B Minimum Principal Payment Amount and, (c) after the Conversion Date, the Class A

Note Distributable Amortization Amount and the Class B Note Distributable Amortization Amount.

ARTICLE VIII

MISCELLANEOUS PROVISIONS

Section 8.1            Ratification of Indenture.

As supplemented by this Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

Section 8.2            Counterparts.

This Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same Instrument.

Section 8.3            Governing Law.

THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF TILE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF TILE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Supplement to be duly executed and delivered by their respective officers thereunto duly authorized, all as of the day and year first above written.

WILLIS ENGINE FUNDING LLC, as issuer

By:	/s/ DONALD A. NUNEMAKER
Name: Donald A. Nunemaker
Title: Vice President

THE BANK OF NEW YORK, as indenture trustee

By:	/s/ SCOTT J. TEPPER
Name: Scott J. Tepper
Title: Assistant Vice President

THE BANK OF NEW YORK, as securities intermediary

By:	/s/ SCOTT J. TEPPER
Name: Scott J. Tepper
Title: Assistant Vice President

J-2-1

SCHEDULE 1

Section 1:              Definitions

“Africa/Middle East/Emerging Europe” means the following countries: Czech Republic, Hungary, Poland, Bahrain, Israel, Jordan, Morocco, Qatar, Slovakia, South Africa and Turkey.

“Applicable Percentage” means                        percent (     %).*

“Class A Note Commitment” means an amount equal to the lesser of (i) the Class A Maximum Limit and (ii) the Senior Asset Base.

“Class B Note Commitment” means an amount equal to the lesser of (i) the Class B Maximum Limit and (ii) the Subordinate Asset Base.

“Depreciation Percentage” means                        percent (     %).*

“Developed Asia/Pacific Rim” means the following countries: Australia, Egypt, Fiji, Hong Kong, Japan, New Zealand, Saudi Arabia, Singapore and Taiwan.

“Developed Europe” means the following countries: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Malta, Norway, Portugal, Spain, Sweden, Switzerland, The Netherlands and the United Kingdom.

“Emerging Asia” means the following countries: China, India, Indonesia, Korea, Malaysia, Papua New Guinea, Philippines, Sri Lanka and Thailand.

“Emerging Latin/South America” means the following countries: Argentina, Aruba, Bolivia, Brazil, British West Indies, Costa Rica, Chile, Columbia, Jamaica, Mexico and Peru.

“Emerging Market” means Emerging Latin/South America, Emerging Asia and Emerging Africa/Middle East/Europe.

“Minimum Servicing Fee Percentage” means       % per annum.*

“Servicing Fee” means for any Payment Date an amount equal to the product of (x)                percent (     %) and (y) the aggregate amount of Engine Revenues with respect to the Series 2002–1 Engines during the immediately preceding Collection Period; provided however, that if an Early Amortization Event has occurred and is continuing such fee shall mean for any Payment Date an amount equal to the product of (x)              percent (     %) and (y) the aggregate amount of Engine Revenues with respect to the Series 2002-1 Engines during the immediately preceding Collection Period.*

*              This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

S1-1

“Single Lessee Percentage” means                        percent (     %); provided, however, that with respect to any lessee which is located in an Emerging Market, the Single Lessee Percentage shall mean              percent (       %).*

“Target EBIT Ratio” means 1.20:1.0.

“Target On-Lease Percentage” means                        percent (     %).*

“Target One Year Lease Expiry Concentration Percentage” means                        percent (     %).*

“Target Two Year Lease Expiry Concentration Percentage” means                        percent (     %).*

“Three Lessee Percentage” means                        percent (     %).*

“Weighted Average Lease Rate Percentage” means one percent (1.0%).

“Wide Body Aircraft Percentage” means                        percent (     %).*

Section 2:              Certain Additional Terms.

Administrative Agent Fee.  The Issuer shall pay on each quarterly Payment Date, beginning with the third Payment Date, an Administrative Agent Fee to the Administrative Agent an amount equal to the product of (x)       %, (y) one-fourth and (2) the Aggregate Note Principal Balance.  Such Administrative Agent Fee shall be payable on each quarterly Payment Date from amounts then on deposit in the Series 2002-1 Series Account in accordance with Section 3.02 of the Supplement.*

Interest Rate Hedge Agreements.  Beginning on September 12, 2002, the Issuer at all times shall have Interest Rate Hedge Agreements in effect, each of which has an aggregate notional amount of not less than 50% of the Outstanding Obligations of the, Series 2002-1 Notes.

*              This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

S1-2

Section 3:              Geographic Concentration Table.

“Section 3: Geographic Concentration Table”

Geographic Region	Maximum Geographic Percentage
Africa/Middle East/Emerging Europe		%*
Emerging Asia		%*
China(1)		%*
Developed Asia/Pacific Rim		%*
Developed Europe		%*
North America		%*
Emerging Latin/South America		%*
Total Emerging Markets		%*

(1) People’s Republic of China, excluding Hong Kong.

*              This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

S1-3

SCHEDULE 2

to Series 2002-1 Supplement

“Initial List of Engine and Lease Agreements”

(consisting of 23 pages)

Engines

One (1) General Electric model CF6-80C2D1F aircraft engine bearing manufacturer’s serial number 704638

One (1) Pratt & Whitney model PW2037 aircraft engine bearing manufacturer’s serial number 716430

One (1) Pratt & Whitney model JT8D-219 aircraft engine bearing manufacturer’s serial number 728173

One (1) General Electric CF6-50C2 aircraft engine bearing manufacturer’s serial number 455805

One (1) Pratt & Whitney JT8D-219 aircraft engine bearing manufacturer’s serial number 716779

One (1) Pratt & Whitney JT8D-217C/219 aircraft engine bearing manufacturer’s serial number 718210

One (1) CFM International CFM56-3B2 aircraft engine bearing manufacturer’s serial number 725183

One (1) CFM International CFM56-3C1 aircraft engine bearing manufacturer’s serial number 725522

One (1) CFM International CFM56-5A aircraft engine bearing manufacturer’s serial number 733141

One (1) CFM International model CFM56-5A3 aircraft engine bearing manufacturer’s serial number 733186

One (1) CFM International CFM56-5C aircraft engine bearing manufacturer’s serial number 741551

One (1) CFM International CFM56-5B4/P aircraft engine bearing manufacturer’s serial number 779194

One (1) CFM International CFM56-5B1/B2 aircraft engine bearing manufacturer’s serial number 779484

One (1) CFM International CFM56-5B3-P aircraft engine bearing manufacturer’s serial number 779542

One (1) CFM International CFM56-7 aircraft engine bearing manufacturer’s serial number 874243

One (1) General Electric CF6-50C2 aircraft engine bearing manufacturer’s serial number 528113

S1-4

One (1) Pratt & Whitney JT8D-219 aircraft engine bearing manufacturer’s serial number 718035

One (1) Pratt & Whitney JT8D-219 aircraft engine bearing manufacturer’s serial number 718064

One (1) Pratt & Whitney JT8D-217C/219 aircraft engine bearing manufacturer’s serial number 718262

One (1) CFM International CFM56-3B2 aircraft engine bearing manufacturer’s serial number 721877

One (1) Pratt & Whitney PW2037 aircraft engine bearing manufacturer’s serial number 727057

One (1) Pratt & Whitney PW4062-3 aircraft engine bearing manufacturer’s serial number 727340

One (1) Pratt & Whitney PW4062-3 aircraft engine bearing manufacturer’s serial number 727393

One (1) Pratt & Whitney JT8D-219 aircraft engine bearing manufacturer’s serial number 728154

One (1) CFM International model CFM 56-5A3 aircraft engine bearing manufacturer’s serial number 731570

One (1) CFM International CFM56-5A3 aircraft engine bearing manufacturer’s serial number 731813

One (1) CFM International CFM56-5A3 aircraft engine bearing manufacturer’s serial number 733163

One (1) CFM International CFM56-5A3 aircraft engine bearing manufacturer’s serial number 733172

One (1) Pratt & Whitney PW4168A aircraft engine bearing manufacturer’s serial number 733438

One (1) Pratt & Whitney PW4168A aircraft engine bearing manufacturer’s serial number 733471

One (1) CFM International CFM56-5C3F aircraft engine bearing manufacturer’s serial number 740342

One (1) CFM International CFM56-5C3F aircraft engine bearing manufacturer’s serial number 741414

One (1) CFM International CFM56-3C1 aircraft engine bearing manufacturer’s serial number 858327

One (1) CFM International CFM56-3C1 aircraft engine bearing manufacturer’s serial number 858788

One (1) CFM International CFM56-3B2 aircraft engine bearing manufacturer’s serial number 858789

5

One (1) CFM International CFM56-3C1 aircraft engine bearing manufacturer’s serial number 858839

One (1) Pratt & Whitney PW4090 aircraft engine bearing manufacturer’s serial number 222108

One (1) Pratt & Whitney PW4060-3 aircraft engine bearing manufacturer’s serial number 724721

One (1) CFM International model CFM56-5A3 aircraft engine bearing manufacturer’s serial number 733175

One (1) IAE model V2528-D5 aircraft engine bearing manufacturer’s serial number V20001

One (1) IAE model V2528-D5  aircraft engine bearing manufacturer’s serial number V20267

One (1) CFM International model CFM56-5B aircraft engine bearing manufacturer’s serial number 575283

Leases

Engine 725183

Aircraft Engine Lease Agreement dated as of June 30, 1999 (the “TAP Lease”) between Willis Lease Finance Corporation (“Willis”) as lessor, and Transportes Aereos Portugueses, S.A., as lessee, with the following attached thereto: (i) General Terms Engine Lease Agreement dated as of June 30, 1999, and (ii) Engine Transfer Certificate dated as of June 30, 1999 between Willis, as seller, and WLFC Funding Corporation, as issuer, which TAP Lease and attachments were recorded by the FAA on July 6, 1999 and assigned Conveyance No. YY025858, as amended by Letter Amendment dated as of June 29, 2001, which was recorded by the FAA on September 25, 2001 and assigned Conveyance No. FF32960, as amended by Letter Amendment dated as of September 28, 2001, which was recorded by the FAA on October 11, 2001 and assigned Conveyance No. ZZ025584, as further amended by Letter Amendment dated as of December 29, 2001, which was recorded by the FAA on May 1, 2002 and assigned Conveyance No. I070020.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following document, which was filed for recording with the Federal Aviation Administration on this date, but has not yet been recorded, a true and correct copy of which is attached hereto: Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignment, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

6

Engine 718210

Aircraft Engine Lease Agreement dated as of October 30, 1997 between Terandon Leasing Corporation (“Terandon”), as lessor, and SPANAIR, as lessee, with General Terms Engine Lease Agreement dated as of October 30, 1997 attached thereto, which was recorded by the FAA on December 15, 1995, and assigned Conveyance No.II010037, as assigned and assumed by Assignment and Assumption Agreement and Bill of Sale dated as of December 19, 1997 between Terandon, as assignor, and Willis Lease Finance Corporation (“Willis”), as assignee, which was recorded by the FAA on January 27, 1998 and assigned Conveyance No. EE015339, as assigned and assumed under that certain Engine Transfer Certificate dated as of December 19, 1997 between Willis, as seller, and WLFC Funding Corporation, as issuer, which was recorded by the FAA on January 27, 1998 and assigned Conveyance No. EE015340.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following document, which was filed for recording with the Federal Aviation Administration on this date, but has not yet been recorded, a true and correct copy of which is attached hereto: Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignment, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 874243

Aircraft Engine Lease Agreement dated as of April 29, 1998 (the “Shanghai Lease”) between Willis Lease Finance Corporation (“Willis”) as lessor, and Shanghai Airlines, as lessee, with the following attached thereto: (i) General Terms Engine Lease Agreement dated as of April 29, 1998, and (ii) Engine Transfer Certificate dated as of April 29, 1998 between Willis, as seller, and WLFC Funding Corporation, as issuer, which Shanghai Lease and attachments were recorded by the FAA on June 11, 1998 and assigned Conveyance No. MM015772 (the Engine Transfer Certificate was recorded separately by the FAA on June 11, 1998 and assigned Conveyance No. MM015773).

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following document, which was filed for recording with the Federal Aviation Administration on this date, but has not yet been recorded, a true and correct copy of which is attached hereto: Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignment, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

7

Engine 455805

Aircraft Engine Lease Agreement dated as of May 14, 1998 (the “MTU Lease”), between AAR Aircraft & Engine Group, Inc. (“AAR”), as lessor, and MTU Maintenance GmbH (“MTU”) as lessee, with the following attached thereto: (i) Engine Delivery Receipt dated May 27, 1998, (ii) General Terms Engine Lease Agreement dated as of March 8, 1996, (iii) Novation Agreement dated as of May 21, 1998 among AAR, as assignor/seller, Kellstrom Commercial Aircraft, Inc. (“Kellstrom”), as assignee/buyer, and MTU, as lessee, (iv) Assignment and Assumption of Lease and Purchase and Sale of Engine Agreement dated as of March 25, 1999 between Kellstrom, as assignor, and Willis Lease Finance Corporation (“Willis”), as assignee, and (v) Engine Transfer Certificate dated April 6, 1999 between Willis, as assignor, and WLFC Funding Corporation, as assignee, which MTU Lease and attachments were recorded by the FAA on May 11, 1999 and assigned Conveyance No. II014063.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following document, which was filed for recording with the Federal Aviation Administration on this date, but has not yet been recorded, a true and correct copy of which is attached hereto: Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignment, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 779194

Aircraft Engine Lease Agreement dated as of June 19, 1998 between Willis Lease Finance Corporation (“Willis”), as lessor, and Air Jamaica Limited, as lessee, with General Terms Engine Lease Agreement dated as of June 19, 1998, attached thereto, which was recorded by the FAA on August 5, 1998, and assigned Conveyance No. KK22899, as amended by Letter Amendment dated January 25, 1999, which was recorded by the FAA on September 9, 1999, and assigned Conveyance No. MM018466, as assigned and assumed under that certain Engine Transfer Certificate dated as of August 27, 1999 between Willis, as seller, and WLFC Funding Corporation, as issuer, which was recorded by the FAA on August 31, 1999 and assigned Conveyance No. II015208.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following document, which was filed for recording with the Federal Aviation Administration on this date, but has not yet been recorded, a true and correct copy of which is attached hereto: Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignment, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

8

Engine 779484

Aircraft Engine Lease Agreement dated as of December 22, 1998 between Willis Lease Finance Corporation (“Willis”), as lessor, and Flying Colours Airlines Limited (now JMC Airlines Ltd.), as lessee, with General Terms Engine Lease Agreement dated as of December 21, 1998 attached thereto, which was recorded by the FAA on January 4, 1999 and assigned Conveyance No. ZZ018400, as assigned and assumed by Engine Transfer Certificate dated as of January 15, 1999 between Willis, as seller, and WLFC Funding Corporation, as issuer, which was recorded by the FAA on May 10, 1999 and assigned Conveyance No. II014049.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following document, which was filed for recording with the Federal Aviation Administration on this date, but has not yet been recorded, a true and correct copy of which is attached hereto: Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignment, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 733141

Engine Lease Agreement dated as of August 21, 1998 (shown in the FAA records as dated August 31, 1998) between Willis Lease Finance Corporation (“Willis”), as lessor, and Compagnie Nationale Air France, now Société Air France, as lessee, which was recorded by the FAA on September 1, 1998 and assigned Conveyance No. T058245, as assigned and assumed by that certain Engine Transfer Certificate dated as of September 4, 1998 between Willis, as seller, and WLFC Funding Corporation, as issuer, which was recorded by the FAA on November 5, 1998, and assigned Conveyance No. SS010988, as amended by Amendment No. 1 dated August 18, 2000, which was recorded by the FAA on October 25, 2000 and assigned Conveyance No. T064666, and as further amended by Amendment No. 2 dated March 1, 2002, which was recorded by the FAA on May 20, 2002 and assigned Conveyance No. M000687.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following document, which was filed for recording with the Federal Aviation Administration on this date, but has not yet been recorded, a true and correct copy of which is attached hereto: Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignment, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

9

Engine 725522

Aircraft Engine Lease Agreement dated as of September 9, 1997 between Willis Lease Finance Corporation (“Willis”), as lessor, and Jet Airways (India) Ltd., as lessee, with General Terms Engine Lease Agreement dated as of July 1, 1997 attached thereto, which was recorded by the FAA on December 5, 1997 and assigned Conveyance No. Z02548, as assigned and assumed by Engine Transfer Certificate dated as of December 19, 1997 between Willis, as seller, and WLFC Funding Corporation, as issuer, which was recorded by the FAA on January 27, 1998 and assigned Conveyance No. EE015340.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following document, which was filed for recording with the Federal Aviation Administration on this date, but has not yet been recorded, a true and correct copy of which is attached hereto: Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignment, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 779542

Aircraft Engine Lease Agreement dated as of July 29, 1998 between Willis Lease Finance Corporation (“Willis”), as lessor, and Air 2000 Limited, as lessee, with General Terms Engine Lease Agreement dated as of December 9, 1996 attached thereto, which was recorded by the FAA on August 21, 1998 and assigned Conveyance No. PP010544, as amended by Letter Amendment dated April 16, 1999, with Novation Agreement dated April 16, 1999 among Willis, as assignor, WLFC Funding Corporation, as assignee, and Air 2000 Limited attached, which was recorded by the FAA on May 18, 1999 and assigned Conveyance No. K21295, as amended by Lease Amendment dated September 17, 1999, which was recorded by the FAA on November 10, 1999 and assigned Conveyance No. JJ31856, and as further amended by Lease Amendment dated March 30, 2000, which was recorded by the FAA on May 2, 2000 and assigned Conveyance No. SS014493.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following document, which was filed for recording with the Federal Aviation Administration on this date, but has not yet been recorded, a true and correct copy of which is attached hereto: Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignment, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

10

Engine 716779

Aircraft Engine Lease Agreement dated as of October 17, 2001 between WLFC Funding Corporation, as lessor, and Vanguard Airlines, as lessee, with General Terms Engine Lease Agreement dated as of October 17, 2001 attached thereto, which was recorded by the FAA on November 5, 2001 and assigned Conveyance No. XX019451.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following document, which was filed for recording with the Federal Aviation Administration on this date, but has not yet been recorded, a true and correct copy of which is attached hereto: Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignment, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 741551

Aircraft Engine Lease Agreement dated as of May 14, 1998 (the “Virgin Lease”) between Willis Lease Finance Corporation (“Willis”) as lessor, and Virgin Atlantic Airways Ltd., as lessee, with the following attached thereto: (i) General Terms Engine Lease Agreement dated as of May 14, 1998, and (ii) Engine Transfer Certificate dated as of May 14, 1998 between Willis, as seller, and WLFC Funding Corporation, as issuer, which Virgin Lease and attachments were recorded by the FAA on June 16, 1998 and assigned Conveyance No. EE016577 (the Engine Transfer Certificate was recorded separately by the FAA on June 16, 1998 and assigned Conveyance No. EE016578).

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following document, which was filed for recording with the Federal Aviation Administration on this date, but has not yet been recorded, a true and correct copy of which is attached hereto: Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignment, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 222108

Aircraft Engine Lease Agreement dated as of December 1, 2000 between Willis Lease Finance Corporation (“Willis”), as lessor, and WLFC (Ireland) Limited (“WLFCI”), as lessee, with General Terms Engine Lease Agreement dated as of November 29, 2000 attached thereto, which was recorded by the FAA on January 26, 2001 and assigned Conveyance No. TT014464, as assigned by Assignment and Bill of Sale dated as of May 31, 2001 between Willis, as assignor, and Wells Fargo Bank Northwest, National Association, as owner trustee, as

11

assignee, which was recorded by the FAA on June 13, 2001 and assigned Conveyance No. JJ37092, as assigned and assumed by Deed of Novation dated June 6, 2002 among WLFCI, as assignor, WLFC Funding (Ireland) Limited, as assignee, and the owner trustee, which was recorded by the FAA on June 18, 2002 and assigned Conveyance No. NN023493.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 718035

Engine Lease Agreement dated January 7, 1992 (the “Avianca Lease”) between GPA Group plc (“GPA”), as lessor, and Aerovias Nacionales de Colombia S.A. Avianca (“Avianca”), as lessee, with the following attached thereto: (i) Engine Lease Assignment, Assumption and Amendment Agreement dated September 30, 1997 between GPA as assignor, T-10 Inc. as assignee, and Avianca as lessee, and (ii) Second Engine Lease Assignment, Assumption and Amendment Agreement dated August 2, 2001 among T-10 Inc. as assignor, Wells Fargo Bank Northwest, National Association, as owner trustee, as assignee, and Avianca as lessee; which Avianca Lease and attachments were recorded by the FAA on January 25, 2002 and assigned Conveyance No. W000315.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

12

Engine 718064

Engine Lease Agreement dated January 7, 1992 (the “Avianca Lease”) between GPA Group plc (“GPA”), as lessor, and Aerovias Nacionales de Colombia S.A. Avianca (“Avianca”), as lessee, with the following attached thereto: (i) Engine Lease Assignment, Assumption and Amendment Agreement dated September 30, 1997 between GPA as assignor, T-10 Inc. as assignee, and Avianca as lessee, and (ii) Second Engine Lease Assignment, Assumption and Amendment Agreement dated August 2, 2001 among T-10 Inc. as assignor, Wells Fargo Bank Northwest, National Association, as owner trustee, as assignee, and Avianca as lessee; which Avianca Lease and attachments were recorded by the FAA on January 25, 2002 and assigned Conveyance No. W000317.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 858327

Aircraft Engine Lease Agreement dated as of August 1, 2002 between Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and Frontier Airlines, Inc., as lessee, with General Terms Engine Lease Agreement dated as of August 1, 2002 attached thereto, which was recorded by the FAA on August 28, 2002 and assigned Conveyance No. XX021974.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

13

Engine 740342

Aircraft Engine Lease Agreement dated as of May 3, 2001 between Wells Fargo Bank Northwest, National Association, formerly First Security Bank, National Association, as owner trustee, as lessor, and Gulf Air Company G.S.C., as lessee, with General Terms Engine Lease Agreement dated March 28, 2001 attached thereto, which was recorded by the FAA on May  7, 2001 and assigned Conveyance No. Q67587.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 741414

Aircraft Engine Lease Agreement dated as of May 3, 2001 between Wells Fargo Bank Northwest, National Association, formerly First Security Bank, National Association, as owner trustee, as lessor, and Gulf Air Company G.S.C., as lessee, with General Terms Engine Lease Agreement dated March 28, 2001 attached thereto, which was recorded by the FAA on May  7, 2001 and assigned Conveyance No. Q67589.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 721877

Aircraft Engine Lease Agreement dated as of May 21, 2002 between Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and Hainan Airlines, as

14

lessee, with General Terms Engine Lease Agreement dated May 21, 2002 attached thereto, which was recorded by the FAA on May 31, 2002 and assigned Conveyance No. K034326.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 858839

Aircraft Engine Lease Agreement dated as of May 21, 2002 between Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and Hainan Airlines, as lessee, with General Terms Engine Lease Agreement dated May 21, 2002 attached thereto, which was recorded by the FAA on May 31, 2002 and assigned Conveyance No. K034324.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 727393

Aircraft Engine Lease Agreement dated as of April 13, 2002 between Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and Hawaiian Airlines, Inc., as lessee, with General Terms Engine Lease Agreement dated as of April 13, 2002 attached thereto, which was recorded by the FAA on April 17, 2002 and assigned Conveyance No. S118700.

15

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 731813

Aircraft Engine Lease Agreement dated as of December 19, 2001 between Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and International Lease Finance Corporation, as lessee, with General Terms Engine Lease Agreement dated as of December 18, 2001 attached thereto, which was recorded by the FAA on December 21, 2001 and assigned Conveyance No. K032713, as amended by Letter Amendment dated April 19, 2002, which was recorded by the FAA on May 20, 2002 and assigned Conveyance No. II0025289, as amended by Letter Amendment dated as of July 15, 2002, which was recorded by the FAA on August 2, 2002 and assigned Conveyance No. ZZ027761.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 727340

Aircraft Engine Lease Agreement dated as of November 7, 2001 between Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and Lan Chile S.A., as lessee, with General Terms Engine Lease Agreement dated November 7, 2001 attached thereto, which was recorded by the FAA on December 5, 2001 and assigned Conveyance No. UU032267.

16

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 528113

Aircraft Engine Lease Agreement dated as of January 21, 2000 between Willis Lease Finance Corporation (“Willis”), as lessor, and MNG Havayollari Ve Tasimacilik Anonim Sirketi, as lessee, with General Terms Engine Lease Agreement dated as of January 21, 2000 attached thereto, which was recorded by the FAA on February 25, 2000 and assigned Conveyance No. QQ020822, as assigned by Assignment and Bill of Sale dated as of March 24, 2000 between Willis, as assignor, and First Security Bank, National Association, now Wells Fargo Bank Northwest, National Association, as owner trustee, as assignee, which was recorded by the FAA on June 27, 2000 and assigned Conveyance No. XX015520, as amended by Letter Amendment dated May 2, 2000, which was recorded by the FAA on May 23, 2000 and assigned Conveyance No. K25712, as amended by Letter Amendment dated July 22, 2000, which was recorded by the FAA on August 3, 2000 and assigned Conveyance No. C39536, and as further amended by Letter Amendment dated December 20, 2001, which was recorded by the FAA on December 31, 2001 and assigned Conveyance No. BB036299.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

17

Engine 858788

Aircraft Engine Lease Agreement dated as of March 16, 1998 (the “Rio-Sul Lease”) between Willis Lease Finance Corporation (“Willis”), as lessor, and Rio-Sul Servicos Aereos Regionais S.A., as lessee, with the following attached thereto: (i) General Terms Engine Lease Agreement dated as of February 27, 1998, and (ii) Engine Transfer Certificate dated as of March 16, 1998, between Willis, as seller, and WLFC Funding Corporation, as issuer, which Rio-Sul Lease and attachments were recorded by the FAA on March 31, 1998 and assigned Conveyance No. H93122, as assigned by Assignment and Bill of Sale dated as of June 12, 2002 between WLFC Funding Corporation, as assignor, and Wells Fargo Bank Northwest, National Association, as owner trustee, as assignee, which was recorded by the FAA on July 23, 2002 and assigned Conveyance No. W000961.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 858789

Aircraft Engine Lease Agreement dated as of March 16, 1998 (the “Rio-Sul Lease”) between Willis Lease Finance Corporation (“Willis”), as lessor, and Rio-Sul Servicos Aereos Regionais S.A. (“Rio-Sul”), as lessee, with the following attached thereto: (i) General Terms Engine Lease Agreement dated as of February 27, 1998, and (ii) Engine Transfer Certificate dated as of March 16, 1998 between Willis, as seller, and WLFC Funding Corporation, as issuer, which Rio-Sul Lease and attachments were recorded by the FAA on March 31, 1998 and assigned Conveyance No. H93123, as assigned and assumed by Assignment and Bill of Sale dated as of June 12, 2002 between WLFC Funding Corporation, as assignor, and Wells Fargo Bank Northwest, National Association, as owner trustee, as assignee, which was recorded by the FAA on July 23, 2002 and assigned Conveyance No. W000964.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding

18

Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 727057

Aircraft Engine Lease Agreement dated as of June 18, 1998 between Willis Lease Finance Corporation (“Willis”), as lessor, and Shanghai Airlines, as lessee, with General Terms Engine Lease Agreement dated as of April 29, 1998 attached thereto, which was recorded by the FAA on August 5, 1998 and assigned Conveyance No. KK22897, as assigned by Assignment and Bill of Sale dated as of May 22, 2001 between Willis, as assignor, and Wells Fargo Bank Northwest, National Association, as owner trustee, as assignee, with Joinder and Amendment Agreement dated May 22, 2000 attached thereto, which was recorded by the FAA on June 14, 2001 and assigned Conveyance No. KK028508.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 733163

Aircraft Engine Lease Agreement dated as of March 22, 2002 between Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and Snecma Services S.A., as lessee, with General Terms Engine Lease Agreement dated March 22, 2002 attached thereto, which was recorded by the FAA on April 9, 2002 and assigned Conveyance No. JJ40857.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine

19

and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 728154

Aircraft Engine Lease Agreement dated as of March 7, 2001 between First Security Bank, National Association, now Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and Spanair S.A., as lessee, with General Terms Engine Lease Agreement dated March 7, 2001 attached thereto, which was recorded by the FAA on March 22, 2001 and assigned Conveyance No. H101539.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 733438

Aircraft Engine Lease Agreement dated as of November 29, 2000 between First Security Bank, National Association, now Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and SR Technics AG, as lessee, with General Terms Engine Lease Agreement dated November 29, 2000 attached thereto, which was recorded by the FAA on February 1, 2001 and assigned Conveyance No. HK020200.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by

20

virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 733471

Aircraft Engine Lease Agreement dated as of November 29, 2000 between First Security Bank, National Association, now Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and SR Technics AG, as lessee, with General Terms Engine Lease Agreement dated November 29, 2000 attached thereto, which was recorded by the FAA on May 7, 2001 and assigned Conveyance No. H101988.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 733172

Aircraft Engine Lease Agreement dated as of September 2, 2002 between Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and Gulf Aircraft Maintenance Company, as lessee, with General Terms Engine Lease Agreement dated as of August 12, 2002 attached thereto, which was recorded by the FAA on September 6, 2002 and assigned Conveyance No. J001573.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

21

Engine 718262

Aircraft Engine Lease Agreement dated as of July 23, 2002 between Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and Vanguard Airlines, as lessee, with General Terms Engine Lease Agreement dated July 23, 2002 attached thereto, which was recorded by the FAA on August 9, 2002 and assigned Conveyance No. CC016158.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 724721

Aircraft Engine Lease Agreement dated as of November 29, 2000 between Willis Lease Finance Corporation (“Willis”), as lessor, and WLFC (Ireland) Limited (“WLFCI”), as lessee, with General Terms Engine Lease Agreement dated as of November 29, 2000 attached thereto, which was recorded by the FAA on January 5, 2001 and assigned Conveyance No. YY030445, as assigned by Assignment and Bill of Sale dated as of May 31, 2001 between Willis, as assignor, and Wells Fargo Bank Northwest, National Association, as owner trustee, as assignee, which was recorded by the FAA on June 14, 2001 and assigned Conveyance No. JJ37144, as assigned by Deed of Novation dated June 6, 2002 among WLFCI, as assignor, WLFC Funding (Ireland) Limited, as assignee, and the owner trustee, which was recorded by the FAA on June 27, 2002 and assigned Conveyance No. TT016885.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

22

Engine 733186

Aircraft Engine Lease Agreement dated as of March 9, 2001 (the “SNECMA Lease”) between WLFC Funding Corporation, as lessor, and SNECMA Services S.A. (“SNECMA”), as lessee, with the following attached thereto:  (i) General Terms Engine Lease Agreement dated September 11, 1999 between Willis Lease Finance Corporation (“Willis”), as lessor, and SNECMA, as lessee, (ii) Assignment dated as of March 9, 2001 between Willis, as assignor, and WLFC Funding Corporation, as assignee, which SNECMA Lease and attachments were recorded by the FAA on April 20, 2001 and assigned Conveyance No. L73991, as amended by Letter Amendment dated January 7, 2002 between WLFC Funding Corporation, as lessor, and SNECMA, as lessee, which was recorded by the FAA on February 2, 2002 and assigned Conveyance No. T068730.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following document, which was filed for recording with the Federal Aviation Administration on this date, but has not yet been recorded, a true and correct copy of which is attached hereto: Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignment, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 731570

Aircraft Engine Lease Agreement dated as of August 26, 2002 between Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and Gulf Aircraft Maintenance Company, as lessee, with General Terms Engine Lease Agreement dated August 12, 2002 attached thereto, which was recorded by the FAA on August 28, 2002 and assigned Conveyance No. XX021984.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

23

Engine 716430

Aircraft Engine Lease Agreement dated July 19, 2001 (the “TWA Lease”) between Kellstrom Industries, Inc., as lessor, and TWA Airlines LLC (“TWA”), as lessee, with the following attached thereto:  (i) Engine Lease General Terms Agreement dated as of June 28, 2001, and (ii) Assignment and Assumption of Lease and Purchase and Sale of Engine Agreement dated as of July 31, 2001 among Kellstrom Industries, Inc., as assignor, Willis Lease Finance Corporation, as beneficiary, and Wells Fargo Bank Northwest, National Association, as owner trustee, as assignee, which TWA Lease and attachments were recorded by the FAA on October 1, 2001 and assigned Conveyance No. L75041.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [Willis] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and Willis Lease Finance Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation, as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 733175

Aircraft Engine Lease Agreement dated as of December 1, 2000 between Willis Lease Finance Corporation, as lessor, and WLFC (Ireland) Limited, as lessee, with General Terms Engine Lease Agreement dated as of November 29, 2000 attached thereto, which was recorded by the FAA on February 26, 2001 and assigned Conveyance No. I067517, as amended by Letter Amendment dated May 23, 2001 which was recorded by the FAA on July 5, 2001 and assigned Conveyance No. HK021663, as assigned and assumed by Assignment and Bill of Sale dated as of December 21, 2001 between Willis Lease Finance Corporation, as assignor, and Wells Fargo Bank Northwest, National Association, as owner trustee, as assignee, which was recorded by the FAA on January 28, 2002 and assigned Conveyance No. FF33661, and as further assigned and assumed by Deed of Novation dated June 6, 2002 among WLFC (Ireland) Limited as assignor, WLFC Funding (Ireland) Limited as assignee, and Wells Fargo Bank Northwest, National Association, as lessor, which was recorded by the FAA on June 18, 2002 and assigned Conveyance No. NN023496.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest,

24

National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 704638

Aircraft Engine Lease Agreement dated as of March 16, 1998 between Willis Lease Finance Corporation, as lessor, and “VARIG”, S.A. (Viacao Aerea Rio-Grandense), as lessee, with General Terms Engine Lease Agreement dated as of February 27, 1998 attached thereto, which was recorded by the FAA on June 30, 1998 and assigned Conveyance No. H94205, as assigned and assumed by Assignment and Bill of Sale dated as of December 4, 2001 between Willis Lease Finance Corporation, as assignor, and Wells Fargo Bank Northwest, National Association, as owner trustee, as assignee, which was recorded by the FAA on January 11, 2002 and assigned Conveyance No. I069446.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [Willis] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation, as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 728173

Aircraft Engine Lease Agreement dated as of November 16, 2001 between Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and Spirit Airlines, Inc., as lessee, with General Terms Engine Lease Agreement dated November 4, 2001 attached thereto, which was recorded by the FAA on December 4, 2001 and assigned Conveyance No. SS017842.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [Willis] dated this date, between Wells Fargo Bank Northwest,

25

National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation, as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 20001

None

Engine 20267

None

Engine 575283

None

26